UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2023

WESTERN ASSET

INCOME FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended July 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 31, 2023, Rafael Zielonka joined the Fund’s portfolio management team. For more information, please see the Fund’s prospectus supplement dated March 31, 2023.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2023

II	Western Asset Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, including emerging market corporate debt, mortgage- and asset-backed securities, sovereign debt, including emerging market sovereign debt, and U.S. government obligations. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the United States).

The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, that we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund may invest in securities of any maturity. The dollar-weighted average effective duration of the Fund’s portfolio, as estimated by us, is normally expected to be between zero and ten years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Western Asset Income Fund 2023 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall U.S. fixed income market experienced periods of volatility and declined over the twelve-month reporting period ended July 31, 2023. The market’s weakness was driven by several factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the war in Ukraine, unrest in the banking industry, and several geopolitical issues.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 (before the reporting period began) in attempt to rein in inflation. Since that time, the central bank hiked rates an additional ten times, bringing the federal funds rate to a range between 5.25% and 5.50% — the highest level in twenty-two years. The yield for the two-year Treasury note began the reporting period at 2.89% (the low for the period) and ended the period at 4.88%. The high of 5.05% took place on March 8, 2023. The yield for the ten-year Treasury note began the reporting period at 2.67% and ended the period at 3.97%. The low of 2.60% occurred on August 1, 2022, and the peak of 4.25% took place on October 24, 2022.

The Fund’s unmanaged benchmark, the Bloomberg U.S. Universal Indexi, returned -2.39% for the twelve-month reporting period ended July 31, 2023. Riskier fixed-income securities, including high yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield – 2% Issuer Cap Indexii and JPMorgan Emerging Markets Bond Index Globaliii returned 4.42% and 5.20%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We calibrated portfolio duration within a range of 3.5 to 5.7 years to take advantage of ongoing U.S. Treasury volatility engendered by uncertainty around Fed Reserve policy, the U.S. economic outlook and financial stability concerns. We also calibrated currency positioning over the period, ultimately moving from a long to a short Canadian dollar position, paring back long Japanese yen and Norwegian krone exposures, and closing the Fund’ short Chinese renminbi position. In credit, we rotated into high-yield industrials, while reducing bank loan exposure to those names which had run their course, and added to select investment-grade financials. We also selectively reduced emerging markets risk given the drag caused by higher interest rates and a stronger U.S. dollar. Finally, within structured products we added to conduit loans.

During the reporting period, interest rate futures, options, swaps and swaptions were used to manage the Fund’s duration and yield curve exposure. In aggregate, these instruments detracted from performance. Equity index options, which were utilized primarily for hedging purposes, were also a headwind for results. Currency derivatives, including forward foreign currency contracts and options, were utilized to express positive or negative views on various developed and emerging market currencies. Such positions were used both as outright expressions of a market view and as part of the Fund’s hedging program. In aggregate, they detracted from performance. Single-name credit default swaps, as well as

2	Western Asset Income Fund 2023 Annual Report

high-yield index swaps (“CDX”) and options on high-yield and investment-grade CDX, were used to manage the Fund’s corporate exposure. In aggregate, they contributed slightly to performance. Finally, inflation swaps were used to take a view on inflation and they also had a small positive impact on performance.

Performance review

For the twelve months ended July 31, 2023, Class A shares of Western Asset Income Fund, excluding sales charges, returned 2.02%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Universal Index, returned -2.39% for the same period.

Performance Snapshot as of July 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Income Fund:
Class A	0.83%	2.02%
Class C	0.49%	1.49%
Class C1[1]	0.48%	1.63%
Class I	1.00%	2.36%
Class IS	1.04%	2.45%
Bloomberg U.S. Universal Index	-0.66%	-2.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2023 for Class A, Class C, Class C1, Class I and Class IS shares were 7.33%, 6.92%, 7.58%, 7.92% and 8.00%, respectively. The 30-Day SEC Yield, calculated pursuant the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.92%, 1.67%, 1.37%, 0.65% and 0.54%, respectively.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Income Fund 2023 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The Fund’s credit exposure (mainly high-yield) was a significant contributor to absolute performance as credit spreads tightened. The Fund’s allocation to structured products, in particular collateralized loan obligations and non-agency mortgage-backed securities, was also a meaningful contributor to results. An allocation to bank loans was additive for returns as their spreads tightened. Finally, an allocation to emerging markets debt was a contributor to returns, with U.S. dollar-denominated corporate and sovereign exposures adding the most value.

Q. What were the leading detractors from performance?

A. The largest detractor from absolute performance was the Fund’s duration and yield curve positioning, as rates moved sharply higher during the reporting period. Tail risk hedging was a modest detractor given U.S equity market strength.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 15, 2023

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. In addition, the Fund invests in high yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the

4	Western Asset Income Fund 2023 Annual Report

security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 70 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2023 were: collateralized mortgage obligations (14.3%), consumer discretionary (13.4%), industrials (11.6%), financials (11.1%) and asset-backed securities (11.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Universal Index represents the union of the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating rate debt is the Emerging Markets Index.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Income Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2023 and July 31, 2022 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect current classifications.

6	Western Asset Income Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on February 1, 2023 and held for the six months ended July 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled" Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.83%	$1,000.00	$1,008.30	0.91%	$4.53	Class A	5.00%	$1,000.00	$1,020.28	0.91%	$4.56
Class C	0.49	1,000.00	1,004.90	1.61	8.00	Class C	5.00	1,000.00	1,016.81	1.61	8.05
Class C1	0.48	1,000.00	1,004.80	1.25	6.21	Class C1	5.00	1,000.00	1,018.60	1.25	6.26
Class I	1.00	1,000.00	1,010.00	0.61	3.04	Class I	5.00	1,000.00	1,021.77	0.61	3.06
Class IS	1.04	1,000.00	1,010.40	0.54	2.64	Class IS	5.00	1,000.00	1,022.17	0.54	2.66

Western Asset Income Fund 2023 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Income Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class I	Class IS
Twelve Months Ended 7/31/23	2.02%	1.49%	1.63%	2.36%	2.45%
Five Years Ended 7/31/23	1.31	0.61	0.91	1.63	1.72
Ten Years Ended 7/31/23	2.47	1.73	2.07	2.77	N/A
Inception* through 7/31/23	—	—	—	—	2.40

With sales charges[2]	Class A	Class C	Class C1	Class I	Class IS
Twelve Months Ended 7/31/23	-2.23%	0.53%	0.68%	2.36%	2.45%
Five Years Ended 7/31/23	0.44	0.61	0.91	1.63	1.72
Ten Years Ended 7/31/23	2.02	1.73	2.07	2.77	N/A
Inception* through 7/31/23	—	—	—	—	2.40

Cumulative total returns
Without sales charges[1]
Class A (7/31/13 through 7/31/23)	27.69%
Class C (7/31/13 through 7/31/23)	18.72
Class C1 (7/31/13 through 7/31/23)	22.74
Class I (7/31/13 through 7/31/23)	31.45
Class IS (Inception date of 10/23/14 through 7/31/23)	23.08

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 3.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, I and IS shares are November 6, 1992, August 1, 2012, March 19, 1993, October 10,1995 and October 23, 2014, respectively.

Western Asset Income Fund 2023 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Income Fund vs. Bloomberg U.S. Universal Index† — July 2013 - July 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Income Fund on July 31, 2013, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2023. Effective August 15, 2022, the maximum initial sales charge was reduced to 3.75%. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Universal Index. The Bloomberg U.S. Universal Index (the “Index”) represents the union of the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Income Fund 2023 Annual Report

Schedule of investments

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 44.8%
Communication Services — 3.6%
Diversified Telecommunication Services — 0.5%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	1,180,000	$917,003	(a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	5,260,000	2,232,122	(a)
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	2,820,000	2,744,650	(a)
Total Diversified Telecommunication Services				5,893,775
Entertainment — 0.2%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	3,120,000	1,774,157	(a)
AMC Entertainment Holdings Inc., Senior Secured Notes	7.500%	2/15/29	1,140,000	782,268	(a)
Total Entertainment				2,556,425
Interactive Media & Services — 0.3%
Match Group Holdings II LLC, Senior Notes	5.000%	12/15/27	740,000	701,851	(a)
Rackspace Technology Global Inc., Senior Secured Notes	3.500%	2/15/28	1,000,000	448,461	(a)
Ziff Davis Inc., Senior Notes	4.625%	10/15/30	2,850,000	2,499,904	(a)
Total Interactive Media & Services				3,650,216
Media — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	3,330,000	2,718,157
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	6/1/33	500,000	396,100	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	2,540,000	2,237,768
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	1,150,000	1,073,545
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	3,347,000	3,024,429	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	11

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,370,000	$3,081,172
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	1,950,000	1,504,218	(a)
McClatchy Co. LLC, Secured Notes (11.000% Cash or 12.500% PIK)	11.000%	7/15/27	1,596,000	1,755,600	(a)(b)
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	1,320,000	1,273,113
Total Media				17,064,102
Wireless Telecommunication Services —1.2%
CSC Holdings LLC, Senior Notes	7.500%	4/1/28	1,140,000	705,617	(a)
CSC Holdings LLC, Senior Notes	11.250%	5/15/28	4,890,000	4,841,027	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	3,600,000	3,061,385	(a)
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	760,000	394,346	(a)
Millicom International Cellular SA, Senior Notes	6.250%	3/25/29	1,044,000	956,043	(a)
Millicom International Cellular SA, Senior Notes	4.500%	4/27/31	1,152,000	917,718	(a)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	1,470,000	1,242,179	(a)
VTR Comunicaciones SpA, Senior Secured Notes	5.125%	1/15/28	2,584,000	1,528,215	(a)
Total Wireless Telecommunication Services				13,646,530
Total Communication Services				42,811,048
Consumer Discretionary — 9.3%
Automobile Components — 0.4%
Clarios Global LP/Clarios US Finance Co., Senior Notes	8.500%	5/15/27	1,950,000	1,978,006	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,860,000	1,810,245	(a)
ZF North America Capital Inc., Senior Notes	7.125%	4/14/30	460,000	474,252	(a)
Total Automobile Components				4,262,503
Automobiles —1.6%
Ford Motor Co., Senior Notes	3.250%	2/12/32	7,380,000	5,841,519
Ford Motor Co., Senior Notes	6.100%	8/19/32	4,590,000	4,444,838

See Notes to Financial Statements.

12	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	440,000		$364,107
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	3,445,000		3,088,181	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	3,630,000		3,561,961	(a)
Winnebago Industries Inc., Senior Secured Notes	6.250%	7/15/28	1,850,000		1,796,685	(a)
Total Automobiles					19,097,291
Broadline Retail — 0.5%
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	2,560,000		2,058,298
Prosus NV, Senior Notes	3.061%	7/13/31	3,010,000		2,364,507	(a)
QVC Inc., Senior Secured Notes	4.375%	9/1/28	2,410,000		1,371,109
QVC Inc., Senior Secured Notes	5.450%	8/15/34	240,000		117,883
Total Broadline Retail					5,911,797
Distributors — 0.6%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	5,203,050		5,419,185	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	1,595,314		1,809,724	(a)(b)
Total Distributors					7,228,909
Diversified Consumer Services — 0.4%
Carriage Services Inc., Senior Notes	4.250%	5/15/29	1,700,000		1,474,257	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	1,650,000	GBP	2,012,532	(c)
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	2,060,000		1,742,986	(a)
Total Diversified Consumer Services					5,229,775
Hotels, Restaurants & Leisure — 4.2%
Boyne USA Inc., Senior Notes	4.750%	5/15/29	2,950,000		2,696,203	(a)
Caesars Entertainment Inc., Senior Secured Notes	7.000%	2/15/30	4,770,000		4,822,262	(a)
Carnival Corp., Senior Notes	5.750%	3/1/27	5,010,000		4,638,811	(a)
Carnival Corp., Senior Notes	10.500%	6/1/30	170,000		180,044	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	13

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Carnival Corp., Senior Secured Notes	4.000%	8/1/28	1,120,000		$996,809	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	2,140,000		1,976,187	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	2,960,000		2,875,116
Las Vegas Sands Corp., Senior Notes	3.500%	8/18/26	470,000		439,728
Melco Resorts Finance Ltd., Senior Notes	4.875%	6/6/25	2,560,000		2,445,989	(a)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,170,000		1,000,336	(a)
Mohegan Tribal Gaming Authority, Senior Notes	13.250%	12/15/27	3,600,000		3,826,645	(a)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	5,440,000		5,152,538	(a)
Royal Caribbean Cruises Ltd., Senior Notes	4.250%	7/1/26	2,910,000		2,707,472	(a)
Royal Caribbean Cruises Ltd., Senior Notes	11.625%	8/15/27	1,190,000		1,300,457	(a)
Royal Caribbean Cruises Ltd., Senior Notes	9.250%	1/15/29	1,010,000		1,076,184	(a)
Saga PLC, Senior Notes	5.500%	7/15/26	1,200,000	GBP	1,164,640	(c)
Sands China Ltd., Senior Notes	5.625%	8/8/25	600,000		591,979
Sands China Ltd., Senior Notes	2.800%	3/8/27	450,000		397,383
Sands China Ltd., Senior Notes	5.900%	8/8/28	1,000,000		974,746
Sands China Ltd., Senior Notes	3.350%	3/8/29	730,000		628,893
Sands China Ltd., Senior Notes	3.750%	8/8/31	210,000		176,318
Viking Cruises Ltd., Senior Notes	9.125%	7/15/31	1,940,000		1,996,454	(a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	220,000		204,849	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	190,000		176,711	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	2,490,000	GBP	2,596,282	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	3,900,000		3,806,010	(a)
Total Hotels, Restaurants & Leisure					48,849,046

See Notes to Financial Statements.

14	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — 0.3%
Newell Brands Inc., Senior Notes	4.000%	12/1/24	1,210,000		$1,172,118
Newell Brands Inc., Senior Notes	4.700%	4/1/26	1,510,000		1,434,702
Newell Brands Inc., Senior Notes	5.875%	4/1/36	390,000		339,332
TopBuild Corp., Senior Notes	3.625%	3/15/29	780,000		684,755	(a)
Total Household Durables					3,630,907
Specialty Retail —1.3%
Abercrombie & Fitch Management Co., Senior Secured Notes	8.750%	7/15/25	2,500,000		2,538,325	(a)
Bath & Body Works Inc., Senior Notes	5.250%	2/1/28	1,150,000		1,096,682
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,560,000	CAD	1,076,555	(a)
FirstCash Inc., Senior Notes	5.625%	1/1/30	2,190,000		2,023,349	(a)
Foot Locker Inc., Senior Notes	4.000%	10/1/29	2,980,000		2,319,572	(a)
Gannett Holdings LLC, Senior Secured Notes	6.000%	11/1/26	140,000		120,665	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	2,120,000		1,513,129	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	3,640,000		3,620,762
Upbound Group Inc., Senior Notes	6.375%	2/15/29	570,000		523,514	(a)
Total Specialty Retail					14,832,553
Total Consumer Discretionary					109,042,781
Consumer Staples — 0.6%
Consumer Staples Distribution & Retail — 0.0%††
Prosperous Ray Ltd., Senior Notes	4.625%	11/12/23	690,000		687,506	(c)
Food Products — 0.6%
Darling Ingredients Inc., Senior Notes	6.000%	6/15/30	3,540,000		3,489,976	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	15

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	2,956,000	$2,788,163	(a)
TKC Holdings Inc., Senior Secured Notes	6.875%	5/15/28	760,000	669,932	(a)
Total Food Products				6,948,071
Total Consumer Staples				7,635,577
Energy — 8.6%
Energy Equipment & Services — 0.5%
Noble Finance II LLC, Senior Notes	8.000%	4/15/30	1,260,000	1,297,359	(a)
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	4,030,000	3,622,496	(a)
Transocean Inc., Senior Secured Notes	8.750%	2/15/30	1,080,000	1,122,260	(a)
Total Energy Equipment & Services				6,042,115
Oil, Gas & Consumable Fuels — 8.1%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	6,340,000	6,046,022	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	2,600,000	2,609,810	(a)
Chord Energy Corp., Senior Notes	6.375%	6/1/26	2,830,000	2,811,204	(a)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	1,340,000	1,364,254	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,020,000	1,088,223	(a)
Earthstone Energy Holdings LLC, Senior Notes	9.875%	7/15/31	1,920,000	1,984,158	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	1,930,000	1,880,978	(a)
Energy Transfer LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.028%)	9.349%	8/16/23	890,000	806,567	(d)(e)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	890,000	783,913	(d)(e)

See Notes to Financial Statements.

16	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	1,330,000	$1,372,720	(a)
EQM Midstream Partners LP, Senior Notes	4.750%	1/15/31	1,800,000	1,608,664	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	8.875%	4/15/30	1,660,000	1,657,692
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	6.250%	4/15/32	1,730,000	1,573,998	(a)
Howard Midstream Energy Partners LLC, Senior Notes	6.750%	1/15/27	1,460,000	1,409,680	(a)
Howard Midstream Energy Partners LLC, Senior Notes	8.875%	7/15/28	1,330,000	1,361,255	(a)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	1,470,000	1,407,069	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	1,500,000	1,522,005	(a)
MEG Energy Corp., Senior Notes	5.875%	2/1/29	420,000	403,013	(a)
Neptune Energy Bondco PLC, Senior Notes	6.625%	5/15/25	2,690,000	2,672,722	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	2,600,000	2,582,983	(a)
Occidental Petroleum Corp., Senior Notes	7.150%	5/15/28	1,490,000	1,569,119
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	2,715,000	2,852,786
Occidental Petroleum Corp., Senior Notes	7.950%	6/15/39	5,420,000	6,185,232
Occidental Petroleum Corp., Senior Notes	4.400%	8/15/49	540,000	399,187
Permian Resources Operating LLC, Senior Notes	5.875%	7/1/29	4,200,000	4,006,675	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,490,000	1,326,840
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	2,300,000	1,542,978	(a)
Plains All American Pipeline LP, Junior Subordinated Notes (3 mo. USD LIBOR + 4.110%)	9.431%	8/31/23	2,230,000	2,027,131	(d)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	17

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
QazaqGaz NC JSC, Senior Notes	4.375%	9/26/27	1,350,000	$1,262,214	(a)
Range Resources Corp., Senior Notes	8.250%	1/15/29	4,955,000	5,160,261
Range Resources Corp., Senior Notes	4.750%	2/15/30	100,000	92,000	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,190,000	1,101,451	(a)
Southwestern Energy Co., Senior Notes	8.375%	9/15/28	3,060,000	3,181,752
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	3,480,000	3,095,240
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	9.000%	10/15/26	1,200,000	1,180,408	(a)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	1,140,000	1,012,958	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,890,000	1,797,396	(a)
Venture Global Calcasieu Pass LLC, Senior Secured Notes	6.250%	1/15/30	3,120,000	3,053,615	(a)
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	1,750,000	1,421,808	(a)
Venture Global LNG Inc., Senior Secured Notes	8.375%	6/1/31	1,590,000	1,614,855	(a)
Viper Energy Partners LP, Senior Notes	5.375%	11/1/27	2,550,000	2,450,333	(a)
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	3,830,000	3,347,454
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	3,800,000	3,261,272
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	540,000	638,654
YPF SA, Senior Notes	8.500%	7/28/25	2,860,000	2,688,544	(a)
YPF SA, Senior Notes	6.950%	7/21/27	1,510,000	1,285,304	(a)
Total Oil, Gas & Consumable Fuels				94,502,397
Total Energy				100,544,512

See Notes to Financial Statements.

18	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 7.7%
Banks — 4.0%
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (5.875% to 9/24/23 then EUR 5 year Swap Rate + 5.660%)	5.875%	9/24/23	1,600,000	EUR	$1,761,788	(c)(d)(e)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	2,820,000		2,560,391	(a)(d)(e)
Bank of Nova Scotia, Junior Subordinated Notes (8.625% to 10/27/27 then 5 year Treasury Constant Maturity Rate + 4.389%)	8.625%	10/27/82	450,000		468,174	(e)
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	1,270,000		1,268,984	(d)(e)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	990,000		977,308	(d)(e)
Citigroup Inc., Junior Subordinated Notes (4.000% to 12/10/25 then 5 year Treasury Constant Maturity Rate + 3.597%)	4.000%	12/10/25	1,960,000		1,763,882	(d)(e)
Comerica Bank, Senior Notes	2.500%	7/23/24	4,866,000		4,645,847
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	3,600,000	EUR	3,673,514	(c)(d)(e)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	3,900,000		3,925,292	(a)(d)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	19

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Danske Bank A/S, Senior Notes (6.466% to 1/9/25 then 1 year Treasury Constant Maturity Rate + 2.100%)	6.466%	1/9/26	3,060,000		$3,074,155	(a)(e)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,050,000		1,014,276	(a)
Lloyds Banking Group PLC, Junior Subordinated Notes (4.947% to 6/27/25 then EUR 5 year Swap Rate + 5.290%)	4.947%	6/27/25	2,410,000	EUR	2,490,768	(c)(d)(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	1,040,000		1,014,437	(d)(e)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	1,620,000		1,520,370	(d)(e)
NatWest Group PLC, Junior Subordinated Notes (4.500% to 9/30/28 then U.K Government Bonds 5 Year Note Generic Bid Yield + 3.992%)	4.500%	3/31/28	4,550,000	GBP	4,614,006	(d)(e)
PNC Financial Services Group Inc., Senior Notes (5.068% to 1/24/33 then SOFR + 1.933%)	5.068%	1/24/34	1,450,000		1,399,492	(e)
PNC Financial Services Group Inc., Senior Notes (6.037% to 10/28/32 then SOFR + 2.140%)	6.037%	10/28/33	1,510,000		1,553,378	(e)
Toronto-Dominion Bank, Junior Subordinated Notes (8.125% to 10/31/27 then 5 year Treasury Constant Maturity Rate + 4.075%)	8.125%	10/31/82	1,520,000		1,565,296	(e)
Truist Financial Corp., Senior Notes (5.122% to 1/26/33 then SOFR + 1.852%)	5.122%	1/26/34	1,230,000		1,176,222	(e)

See Notes to Financial Statements.

20	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Truist Financial Corp., Senior Notes (5.867% to 6/8/33 then SOFR + 2.361%)	5.867%	6/8/34	1,610,000	$1,625,077	(e)
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then 5 year Treasury Constant Maturity Rate + 4.750%)	5.459%	6/30/35	2,070,000	1,808,067	(a)(e)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	790,000	767,173	(a)(e)
US Bancorp, Senior Notes (4.839% to 2/1/33 then SOFR + 1.600%)	4.839%	2/1/34	1,280,000	1,202,651	(e)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	1,640,000	1,663,619	(e)
Total Banks				47,534,167
Capital Markets — 1.1%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	1,390,000	1,190,187	(a)
Charles Schwab Corp., Senior Notes	2.900%	3/3/32	250,000	209,724
Charles Schwab Corp., Senior Notes (5.853% to 5/19/33 then SOFR + 2.500%)	5.853%	5/19/34	1,240,000	1,278,715	(e)
Credit Suisse AG, Senior Notes	0.520%	8/9/23	250,000	249,813
Credit Suisse AG, Senior Notes	4.750%	8/9/24	1,300,000	1,279,456
Credit Suisse AG, Senior Notes	3.625%	9/9/24	740,000	718,649
Credit Suisse AG, Senior Notes	7.950%	1/9/25	1,770,000	1,810,684
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	1,290,000	77,400	*(a)(d)(e)(f)
Credit Suisse Group AG, Junior Subordinated Notes	—	7/17/23	610,000	36,600	*(a)(g)
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	3,480,000	208,800	*(a)(d)(e)(f)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	21

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
StoneX Group Inc., Senior Secured Notes	8.625%	6/15/25	3,143,000		$3,170,281	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,860,000		2,806,661	(a)(d)(e)
UBS Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	430,000		449,158	(a)(e)
Total Capital Markets					13,486,128
Consumer Finance — 0.3%
Midcap Financial Issuer Trust, Senior Notes	6.500%	5/1/28	2,090,000		1,845,214	(a)
Paysafe Finance PLC/Paysafe Holdings US Corp., Senior Secured Notes	4.000%	6/15/29	1,640,000		1,336,352	(a)
Total Consumer Finance					3,181,566
Financial Services — 1.9%
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	410,000		373,402	(a)
Burford Capital Global Finance LLC, Senior Notes	9.250%	7/1/31	1,470,000		1,486,537	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	4,745,702		4,478,543	(a)(b)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	4.500%	11/15/29	1,390,000		1,220,800	(a)
LPL Holdings Inc., Senior Notes	4.000%	3/15/29	1,890,000		1,695,969	(a)
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	1,700,000		1,718,333	(a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	3.625%	3/1/29	6,560,000		5,598,180	(a)
Stichting AK Rabobank Certificaten, Junior Subordinated Notes	6.500%	3/29/2172	1,180,000	EUR	1,225,910	(c)(d)
Vanguard Group Inc.	3.050%	8/22/50	1,330,000		822,886

See Notes to Financial Statements.

22	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financial Services — continued
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	7.875%	5/1/27	2,460,000	$2,283,956	(a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	9.500%	6/1/28	1,000,000	956,270	(a)
Total Financial Services				21,860,786
Insurance — 0.3%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	3,443,000	3,224,438	(a)(b)
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.250%	2/1/27	250,000	225,141	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	1,020,000	860,899	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				1,086,040
Total Financials				90,373,125
Health Care — 3.0%
Health Care Equipment & Supplies — 0.2%
Medline Borrower LP, Senior Notes	5.250%	10/1/29	3,170,000	2,815,209	(a)
Health Care Providers & Services — 1.3%
Akumin Escrow Inc., Senior Secured Notes	7.500%	8/1/28	1,880,000	1,396,689	(a)
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	1,160,000	998,923	(a)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	4,030,000	2,544,673	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	4.750%	2/15/31	1,890,000	1,434,113	(a)
CVS Health Corp., Senior Notes	5.250%	2/21/33	2,170,000	2,160,135
Humana Inc., Senior Notes	5.875%	3/1/33	2,060,000	2,145,580
LifePoint Health Inc., Secured Notes	9.875%	8/15/30	1,490,000	1,490,000	(a)(h)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	23

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Option Care Health Inc., Senior Notes	4.375%	10/31/29	2,046,000		$1,808,225	(a)
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	2,060,000		795,582	(a)
U.S. Renal Care Inc., Senior Secured Notes	10.625%	6/28/28	602,000		451,500	(a)
Total Health Care Providers & Services					15,225,420
Health Care Technology — 0.3%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	3,600,000		3,054,765	(a)
Pharmaceuticals — 1.2%
AdaptHealth LLC, Senior Notes	4.625%	8/1/29	2,100,000		1,723,346	(a)
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	250,000		115,292	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	1,200,000		1,081,620	(a)
Bausch Health Cos. Inc., Senior Secured Notes	6.125%	2/1/27	1,090,000		716,938	(a)
Cidron Aida Finco Sarl, Senior Secured Notes	6.250%	4/1/28	1,710,000	GBP	1,928,442	(a)
Nidda BondCo GmbH, Senior Notes	5.000%	9/30/25	1,200,000	EUR	1,311,088	(c)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	1,780,000		1,616,772
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.750%	5/9/27	1,810,000		1,689,485
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	3,180,000		3,372,676
Total Pharmaceuticals					13,555,659
Total Health Care					34,651,053
Industrials — 7.5%
Aerospace & Defense — 1.4%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	790,000		787,920	(a)
Boeing Co., Senior Notes	5.805%	5/1/50	3,000,000		3,020,399
Bombardier Inc., Senior Notes	7.875%	4/15/27	3,000,000		2,993,207	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	2,800,000		2,787,445	(a)

See Notes to Financial Statements.

24	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
TransDigm Inc., Senior Secured Notes	6.750%	8/15/28	1,980,000	$1,988,383	(a)
Triumph Group Inc., Senior Secured Notes	9.000%	3/15/28	4,500,000	4,627,729	(a)
Total Aerospace & Defense				16,205,083
Air Freight & Logistics — 0.1%
DP World Ltd., Senior Notes	5.625%	9/25/48	1,280,000	1,224,165	(a)
Building Products — 0.2%
Advanced Drainage
Systems Inc., Senior Notes	6.375%	6/15/30	1,570,000	1,555,631	(a)
Builders FirstSource Inc., Senior Notes	4.250%	2/1/32	1,300,000	1,129,211	(a)
Total Building Products				2,684,842
Commercial Services & Supplies — 1.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	1,350,000	1,290,378	(a)
CoreCivic Inc., Senior Notes	8.250%	4/15/26	4,310,000	4,346,538
GEO Group Inc., Secured Notes	10.500%	6/30/28	3,000,000	3,011,895
GFL Environmental Inc., Senior Notes	4.750%	6/15/29	2,960,000	2,702,828	(a)
GFL Environmental Inc., Senior Secured Notes	5.125%	12/15/26	1,060,000	1,031,821	(a)
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., Senior Secured Notes	5.000%	2/1/26	2,000,000	1,878,050	(a)
PECF USS Intermediate Holding III Corp., Senior Notes	8.000%	11/15/29	1,602,000	887,036	(a)
Total Commercial Services & Supplies				15,148,546
Construction & Engineering — 0.4%
CalAtlantic Group LLC, Senior Notes	5.250%	6/1/26	250,000	234,917
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	4,730,000	4,057,676	(a)
Total Construction & Engineering				4,292,593
Ground Transportation — 0.3%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	830,000	654,613	(a)
XPO CNW Inc., Senior Notes	6.700%	5/1/34	1,225,000	1,212,015

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	25

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Ground Transportation — continued
XPO Escrow Sub LLC, Senior Notes	7.500%	11/15/27	550,000	$569,088	(a)
XPO Inc., Senior Secured Notes	6.250%	6/1/28	1,290,000	1,278,566	(a)
Total Ground Transportation				3,714,282
Machinery — 1.1%
ATS Corp., Senior Notes	4.125%	12/15/28	480,000	429,805	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	4,121,000	3,626,727
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	6,043,000	5,827,930
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	3,120,000	2,803,700	(a)
Total Machinery				12,688,162
Passenger Airlines — 1.6%
Air Canada, Senior Secured Notes	3.875%	8/15/26	2,850,000	2,647,366	(a)
American Airlines Group Inc. Pass-Through Trust	4.950%	2/15/25	1,269,675	1,232,474
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	1,650,000	1,639,624	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	1,475,833	1,455,153	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	1,280,000	1,240,459	(a)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	3,670,000	3,467,590	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	3,176,000	3,178,682	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,341,999	1,354,909	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,590,000	1,605,335	(a)

See Notes to Financial Statements.

26	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Passenger Airlines — continued
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,260,000		$1,141,258	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	543,060		524,623
Total Passenger Airlines					19,487,473
Professional Services — 0.1%
RR Donnelley & Sons Co., Secured Notes	9.750%	7/31/28	930,000		941,249	(a)
ZipRecruiter Inc., Senior Notes	5.000%	1/15/30	860,000		733,941	(a)
Total Professional Services					1,675,190
Trading Companies & Distributors — 0.7%
Beacon Roofing Supply Inc., Senior Secured Notes	6.500%	8/1/30	1,100,000		1,103,867	(a)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,480,000		1,302,170	(a)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,110,000		1,092,378
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	1,175,000		1,122,122
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	1,000,000		953,554
United Rentals North America Inc., Senior Secured Notes	6.000%	12/15/29	2,820,000		2,819,515	(a)
Total Trading Companies & Distributors					8,393,606
Transportation Infrastructure — 0.3%
Gatwick Airport Finance PLC, Senior Secured Notes	4.375%	4/7/26	2,640,000	GBP	3,097,679	(c)
Total Industrials					88,611,621
Information Technology — 1.1%
Communications Equipment — 0.2%
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	1,260,000		1,157,769	(a)
CommScope Inc., Senior Secured Notes	4.750%	9/1/29	1,220,000		941,373	(a)
Total Communications Equipment					2,099,142
Software — 0.8%
Central Parent Inc./CDK Global Inc., Senior Secured Notes	7.250%	6/15/29	4,150,000		4,108,018	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	27

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Crowdstrike Holdings Inc., Senior Notes	3.000%	2/15/29	1,160,000	$1,002,521
Gen Digital Inc., Senior Notes	7.125%	9/30/30	2,500,000	2,521,588	(a)
NCR Corp., Senior Notes	5.125%	4/15/29	1,880,000	1,682,880	(a)
Total Software				9,315,007
Technology Hardware, Storage & Peripherals — 0.1%
Vericast Corp., Secured Notes	12.500%	12/15/27	750,000	848,404	(a)
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	800,000	843,000	(a)
Total Technology Hardware, Storage & Peripherals				1,691,404
Total Information Technology				13,105,553
Materials — 2.4%
Chemicals — 0.3%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,150,000	1,056,740	(a)
MEGlobal Canada ULC, Senior Notes	5.875%	5/18/30	1,950,000	1,981,401	(a)
Sasol Financing USA LLC, Senior Notes	5.500%	3/18/31	990,000	816,759
Total Chemicals				3,854,900
Construction Materials — 0.2%
Smyrna Ready Mix Concrete LLC, Senior Secured Notes	6.000%	11/1/28	2,000,000	1,908,542	(a)
Containers & Packaging — 0.4%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,500,000	1,220,528	(a)(b)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	500,000	409,460	(a)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Secured Notes	6.000%	6/15/27	650,000	642,098	(a)
Canpack SA/Canpack US LLC, Senior Notes	3.875%	11/15/29	690,000	555,150	(a)

See Notes to Financial Statements.

28	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,350,000	$1,367,181
Sealed Air Corp., Senior Notes	6.125%	2/1/28	730,000	727,378	(a)
Total Containers & Packaging				4,921,795
Metals & Mining — 1.3%
Arsenal AIC Parent LLC, Senior Secured Notes	8.000%	10/1/30	230,000	234,888	(a)(h)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	5,300,000	5,233,406	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	1,700,000	1,673,667	(a)
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	2,740,000	2,808,500	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,370,000	2,209,527
Hudbay Minerals Inc., Senior Notes	6.125%	4/1/29	1,100,000	1,054,889	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	1,590,000	1,698,859
Volcan Cia Minera SAA, Senior Notes	4.375%	2/11/26	800,000	575,338	(a)
Total Metals & Mining				15,489,074
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	290,000	289,664
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	2,400,000	1,927,196
Total Paper & Forest Products				2,216,860
Total Materials				28,391,171
Real Estate — 0.5%
Diversified REITs — 0.1%
IIP Operating Partnership LP, Senior Notes	5.500%	5/25/26	1,280,000	1,128,867
Hotel & Resort REITs — 0.2%
Service Properties Trust, Senior Notes	5.500%	12/15/27	3,260,000	2,864,626
Real Estate Management & Development — 0.2%
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	1,040,000	372,357	(c)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	29

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — continued
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,025,000	$969,968	(a)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	530,000	528,731	(c)
Total Real Estate Management & Development				1,871,056
Total Real Estate				5,864,549
Utilities — 0.5%
Electric Utilities — 0.1%
FirstEnergy Corp., Senior Notes	2.650%	3/1/30	890,000	750,853
Independent Power and Renewable Electricity Producers — 0.4%
TransAlta Corp., Senior Notes	7.750%	11/15/29	1,010,000	1,049,006
TransAlta Corp., Senior Notes	6.500%	3/15/40	3,880,000	3,733,361
Total Independent Power and Renewable Electricity Producers				4,782,367
Total Utilities				5,533,220
Total Corporate Bonds & Notes (Cost — $567,654,544)				526,564,210
Senior Loans — 18.4%
Communication Services — 0.9%
Entertainment — 0.7%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.650%)	10.892%	2/10/27	3,652,137	3,173,360	(e)(i)(j)
Cinemark USA Inc., Term Loan	8.992-19.019%	5/24/30	3,391,500	3,388,685	(e)(i)(j)
UFC Holdings LLC, Term Loan B3 (3 mo. Term SOFR + 2.750%)	8.369%	4/29/26	1,829,220	1,829,467	(e)(i)(j)
Total Entertainment				8,391,512
Media — 0.2%
CB Poly US Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 5.500%)	10.819%	5/18/29	2,699,600	2,565,187	(e)(i)(j)
Total Communication Services				10,956,699
Consumer Discretionary — 3.9%
Automobile Components — 0.4%
Clarios Global LP, 2023 Term Loan (1 mo. Term SOFR + 3.750%)	9.069%	5/6/30	1,660,000	1,661,868	(e)(i)(j)

See Notes to Financial Statements.

30	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Automobile Components — continued
First Brands Group LLC, 2021 Second Lien Term Loan (1 mo. Term SOFR + 8.500%)	14.381%	3/30/28	830,000	$771,381	(e)(i)(j)
First Brands Group LLC, 2022 Incremental Term Loan (3 mo. Term SOFR + 5.000%)	10.881%	3/30/27	1,665,814	1,649,165	(e)(i)(j)
Total Automobile Components				4,082,414
Diversified Consumer Services — 0.3%
Adtalem Global Education Inc., Term Loan B (1 mo. Term SOFR + 4.114%)	9.433%	8/12/28	397,410	398,497	(e)(i)(j)
Lakeshore Learning Materials, Initial Term Loan (1 mo. Term SOFR + 3.500%)	8.933%	9/29/28	2,629,950	2,628,306	(e)(i)(j)
TruGreen LP, Second Lien Term Loan (3 mo. USD LIBOR + 8.762%)	14.131%	11/2/28	320,000	196,534	(e)(i)(j)
Total Diversified Consumer Services				3,223,337
Hotels, Restaurants & Leisure — 1.0%
Alterra Mountain Co., 2028 Term Loan B (1 mo. Term SOFR + 3.614%)	8.933%	8/17/28	3,773,261	3,777,977	(e)(i)(j)
Caesars Entertainment Inc., Term Loan B (1 mo. Term SOFR + 3.350%)	8.669%	2/6/30	837,900	839,471	(e)(i)(j)
Equinox Holdings Inc., Term Loan B2	14.538-14.731%	3/8/24	388,000	366,660	(e)(i)(j)
NCL Corp. Ltd., Term Loan A3 (3 mo. Term SOFR + 2.350%)	7.592%	1/2/25	3,876,336	3,837,572	(e)(i)(j)
Pacific Bells LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	10.003%	11/10/28	1,428,287	1,405,971	(e)(i)(j)
Station Casinos LLC, Term Loan Facility B1 (1 mo. Term SOFR + 2.250%)	7.669%	2/8/27	1,944,007	1,939,896	(e)(i)(j)
Total Hotels, Restaurants & Leisure				12,167,547

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	31

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Leisure Products — 0.5%
19th Holdings Golf LLC, Initial Term Loan (1 mo. Term SOFR + 3.350%)	8.491%	2/7/29	3,861,000	$3,832,042	(e)(i)(j)(k)
Topgolf Callaway Brands Corp., Initial Term Loan (1 mo. Term SOFR + 3.600%)	8.919%	3/15/30	1,655,850	1,655,552	(e)(i)(j)
Total Leisure Products				5,487,594
Specialty Retail — 1.5%
Empire Today LLC, Closing Date Term Loan (1 mo. Term SOFR + 5.114%)	10.369%	4/3/28	552,464	454,402	(e)(i)(j)
Great Outdoors Group LLC, Term Loan B2 (1 mo. Term SOFR + 3.864%)	9.183%	3/6/28	4,042,630	4,038,830	(e)(i)(j)
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. Term SOFR + 2.750%)	8.183%	10/19/27	3,471,077	3,445,547	(e)(i)(j)
Leslie’s Poolmart Inc., Initial Term Loan (1 mo. Term SOFR + 2.864%)	8.183%	3/9/28	3,347,825	3,264,732	(e)(i)(j)
Lids Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 5.500%)	10.868%	12/14/26	3,583,125	3,395,011	(e)(i)(j)(k)
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan (1 mo. Term SOFR + 4.000%)	9.433%	5/4/28	1,386,463	1,385,701	(e)(i)(j)
PECF USS Intermediate Holding III Corp., Initial Term Loan	9.683-9.881%	12/15/28	2,314,750	1,868,593	(e)(i)(j)
RVR Dealership Holdings LLC, 2022 Term Loan (3 mo. Term SOFR + 3.900%)	9.246%	2/8/28	1,293	1,218	(e)(i)(j)
Total Specialty Retail				17,854,034
Textiles, Apparel & Luxury Goods — 0.2%
Fanatics Commerce Intermediate Holdco LLC, Initial Term Loan (3 mo. Term SOFR + 3.364%)	8.606%	11/24/28	2,866,350	2,868,729	(e)(i)(j)
Total Consumer Discretionary				45,683,655

See Notes to Financial Statements.

32	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 0.4%
Beverages — 0.3%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 3.512%)	8.753%	3/31/28	3,459,406		$3,353,082	(e)(i)(j)
Consumer Staples Distribution & Retail — 0.0%††
Froneri Lux Finco Sarl, Term Loan Facility B1 (3 mo. EURIBOR + 2.125%)	6.097%	1/29/27	470,000	EUR	509,386	(e)(i)(j)
Food Products — 0.0%††
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. Term SOFR + 7.864%)	13.183%	10/1/26	260,000		174,525	(e)(i)(j)
Household Products — 0.1%
Knight Health Holdings LLC, Term Loan B (1 mo. Term SOFR + 5.364%)	10.683%	12/23/28	2,570,850		1,041,194	(e)(i)(j)
Total Consumer Staples					5,078,187
Financials — 3.4%
Banks — 0.2%
Mercury Borrower Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 3.614%)	8.933%	8/2/28	2,330,500		2,299,912	(e)(i)(j)
Capital Markets — 0.7%
Cardinal Parent Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 4.500%)	9.892%	11/12/27	972,124		862,760	(e)(i)(j)
Focus Financial Partners LLC, First Lien Term Loan B4 (1 mo. Term SOFR + 2.500%)	7.819%	6/30/28	2,147,208		2,141,841	(e)(i)(j)
Focus Financial Partners LLC, Term Loan B5 (1 mo. Term SOFR + 3.250%)	8.569%	6/30/28	2,373,568		2,372,333	(e)(i)(j)
Jump Financial LLC, Term Loan (3 mo. Term SOFR + 4.762%)	10.003%	8/7/28	2,778,221		2,708,766	(e)(i)(j)(k)
Total Capital Markets					8,085,700
Financial Services — 1.3%
Citadel Securities LP, 2021 Term Loan (1 mo. Term SOFR + 2.614%)	7.717%	2/2/28	161,817		161,154	(e)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	33

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financial Services — continued
CTC Holdings LP, Term Loan (3 mo. Term SOFR + 5.250%)	10.344%	2/20/29	2,131,511	$2,088,881	(e)(i)(j)(k)
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (3 mo. USD LIBOR + 6.750%) 12.288%		4/7/28	1,180,000	1,109,200	(e)(i)(j)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (3 mo. Term SOFR + 3.750%)	8.992%	4/9/27	368,600	355,642	(e)(i)(j)
Greystone Select Holdings LLC, Term Loan B (3 mo. Term SOFR + 5.262%)	10.582%	6/16/28	2,275,200	2,161,440	(e)(i)(j)
Hudson River Trading LLC, Term Loan (3 mo. Term SOFR + 3.262%)	8.631%	3/20/28	3,581,319	3,521,439	(e)(i)(j)
Jane Street Group LLC, Dollar Term Loan (1 mo. Term SOFR + 2.864%)	8.183%	1/26/28	4,391,003	4,386,876	(e)(i)(j)
Resolute Investment Managers Inc., First Lien Term Loan C (3 mo. USD LIBOR + 4.250%)	9.788%	4/30/24	1,230,636	769,147	(e)(i)(j)(k)
Total Financial Services				14,553,779
Insurance — 1.1%
Acrisure LLC, 2020 Term Loan B (1 mo. USD LIBOR + 3.500%)	8.933%	2/15/27	512,775	500,958	(e)(i)(j)
Acrisure LLC, 2021-2 First Lien Additional Term Loan (1 mo. USD LIBOR + 4.250%)	9.683%	2/15/27	1,635,100	1,626,246	(e)(i)(j)
Acrisure LLC, 2022 Additional Term Loan (3 mo. Term SOFR + 5.750%)	10.823%	2/15/27	2,278,550	2,294,694	(e)(i)(j)
Asurion LLC, New Term Loan B4 (1 mo. Term SOFR + 5.364%)	10.683%	1/20/29	3,890,000	3,417,112	(e)(i)(j)
Asurion LLC, New Term Loan B9 (3 mo. USD LIBOR + 3.250%)	8.788%	7/31/27	1,564,000	1,499,243	(e)(i)(j)
HIG Finance 2 Ltd., 2023 Term Loan (1 mo. Term SOFR + 4.000%)	9.319%	4/18/30	458,850	458,565	(e)(i)(j)

See Notes to Financial Statements.

34	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
RSC Acquisition Inc., Delayed Draw Term Loan	—	10/30/26	1,410,000	$1,395,900	(k)(l)
Sedgwick Claims Management Services Inc., 2023 Term Loan (1 mo. Term SOFR + 3.750%)	9.069%	2/24/28	1,916,230	1,912,091	(e)(i)(j)
Total Insurance				13,104,809
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. Term SOFR + 2.864%)	8.183%	5/15/26	796,411	758,581	(e)(i)(j)(k)
Apollo Commercial Real Estate Finance Inc., Term Loan B1 (1 mo. Term SOFR + 3.614%)	8.933%	3/11/28	846,072	799,538	(e)(i)(j)(k)
Total Mortgage Real Estate Investment Trusts (REITs)				1,558,119
Total Financials				39,602,319
Health Care — 2.3%
Health Care Providers & Services — 1.8%
Eyecare Partners LLC, Amendment No. 1 Term Loan (3 mo. Term SOFR + 3.750%)	9.253%	11/15/28	1,856,500	1,469,420	(e)(i)(j)
EyeCare Partners LLC, First Lien Initial Term Loan (1 mo. Term SOFR + 3.750%)	9.253%	2/18/27	1,085,359	879,293	(e)(i)(j)
EyeCare Partners LLC, Second Lien Initial Term Loan (1 mo. Term SOFR + 6.750%)	12.253%	11/15/29	1,740,000	1,026,600	(e)(i)(j)
Global Medical Response Inc., 2020 Term Loan (3 mo. Term SOFR + 4.512%)	9.78%	10/2/25	1,484,882	917,382	(e)(i)(j)
LifePoint Health Inc., First Lien Term Loan B (3 mo. Term SOFR + 4.012%)	9.377%	11/16/25	2,050,000	2,026,292	(e)(i)(j)
One Call Corp., First Lien Term Loan B (3 mo. Term SOFR + 5.762%)	11.113%	4/22/27	2,773,000	2,090,149	(e)(i)(j)
Option Care Health Inc., Term Loan B (1 mo. Term SOFR + 2.864%)	8.183%	10/27/28	2,824,284	2,828,266	(e)(i)(j)
PDS Holdco Inc., Delayed Draw Term Loan (1 mo. Term SOFR + 4.614%)	9.933%	8/18/28	453,629	391,822	(e)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	35

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
PDS Holdco Inc., First Lien Initial Term Loan (1 mo. Term SOFR + 4.614%)	9.933%	8/18/28	4,422,650	$3,820,064	(e)(i)(j)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. Term SOFR + 3.364%)	8.683%	3/5/26	1,532,192	1,523,451	(e)(i)(j)
Sotera Health Holdings LLC, Initial Term Loan (3 mo. Term SOFR + 3.750%)	8.816%	12/11/26	1,730,000	1,732,162	(e)(i)(j)(k)
U.S. Renal Care Inc., Closing Date Term Loan (3 mo. Term SOFR + 5.000%)	10.346%	6/20/28	3,045,803	2,284,352	(e)(i)(j)
Total Health Care Providers & Services				20,989,253
Health Care Technology — 0.0%††
AthenaHealth Group Inc., Initial Delayed Draw Term Loan	—	2/15/29	43,478	42,304	(l)
AthenaHealth Group Inc., Initial Term Loan (1 mo. Term SOFR + 3.500%)	8.805%	2/15/29	353,029	343,499	(e)(i)(j)
Total Health Care Technology				385,803
Life Sciences Tools & Services — 0.1%
Precision Medicine Group LLC, Initial Term Loan (3 mo. Term SOFR + 3.100%)	8.342%	11/18/27	1,172,033	1,148,593	(e)(i)(j)(k)
Pharmaceuticals — 0.4%
Agiliti Health Inc., 2023 Term Loan B (3 mo. Term SOFR + 3.000%)	8.247%	5/1/30	1,700,000	1,698,946	(e)(i)(j)
Gainwell Acquisition Corp., Term Loan B (3 mo. Term SOFR + 4.100%)	9.342%	10/1/27	2,413,050	2,377,457	(e)(i)(j)
Total Pharmaceuticals				4,076,403
Total Health Care				26,600,052
Industrials — 4.1%
Aerospace & Defense — 0.5%
Vertex Aerospace Services Corp., First Lien Initial Term Loan (1 mo. Term SOFR + 3.850%)	9.169%	12/6/28	3,028,034	3,037,497	(e)(i)(j)

See Notes to Financial Statements.

36	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
WP CPP Holdings LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 3.900%)	9.270%	4/30/25	1,668,417	$1,558,234	(e)(i)(j)
WP CPP Holdings LLC, Second Lien Second Amendment Term Loan (1 mo. Term SOFR + 7.900%)	13.269%	4/30/26	1,460,000	1,168,000	(e)(i)(j)
Total Aerospace & Defense				5,763,731
Air Freight & Logistics — 0.2%
WWEX Uni Topco Holdings LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 4.262%)	9.503%	7/26/28	2,803,967	2,700,570	(e)(i)(j)
Building Products — 0.8%
CP Atlas Buyer Inc., Term Loan B (1 mo. Term SOFR + 3.600%)	9.019%	11/23/27	239,495	228,398	(e)(i)(j)
EMRLD Borrower LP, Initial Term Loan B	—	5/31/30	1,320,000	1,322,482	(m)
Hayward Industries Inc., 2022 Incremental Term Loan (1 mo. Term SOFR + 3.250%)	8.569%	5/30/28	1,061,975	1,051,355	(e)(i)(j)(k)
Hunter Douglas Holding BV, Term Loan B1 (3 mo. Term SOFR + 3.500%)	8.666%	2/26/29	3,752,100	3,584,193	(e)(i)(j)
Quikrete Holdings Inc., Fourth Amendment Term Loan B1 (1 mo. Term SOFR + 3.000%)	8.433%	3/19/29	2,715,625	2,721,844	(e)(i)(j)
Total Building Products				8,908,272
Commercial Services & Supplies — 1.6%
Allied Universal Holdco LLC, Third Amendment Term Loan (3 mo. Term SOFR + 4.750%)	9.881%	5/12/28	1,270,000	1,245,991	(e)(i)(j)
Garda World Security Corp., Fourth Additional Term Loan (1 mo. Term SOFR + 4.250%)	9.541%	2/1/29	1,857,010	1,854,114	(e)(i)(j)
GEO Group Inc., Term Loan 1 (1 mo. Term SOFR + 7.125%)	12.444%	3/23/27	1,605,796	1,634,603	(e)(i)(j)(m)
LRS Holdings LLC, Term Loan B (1 mo. Term SOFR + 4.364%)	9.683%	8/31/28	3,073,200	3,042,468	(e)(i)(j)(k)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	37

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
LTR Intermediate Holdings Inc., Initial Term Loan (1 mo. Term SOFR + 4.614%)	9.933%	5/5/28	2,699,577	$2,486,985	(e)(i)(j)
Neptune Bidco Us Inc., Term Loan A (3 mo. Term SOFR + 4.750%)	10.148%	10/11/28	3,132,150	2,750,419	(e)(i)(j)
Thermostat Purchaser III Inc., Delayed Draw Term Loan	—	8/31/28	52,411	51,362	(k)(l)
Thermostat Purchaser III Inc., Initial Term Loan	9.914-9.917%	8/31/28	1,134,434	1,111,746	(e)(i)(j)(k)
Verscend Holding Corp., New Term Loan B (1 mo. Term SOFR + 4.114%)	9.433%	8/27/25	4,883,222	4,886,787	(e)(i)(j)
Total Commercial Services & Supplies				19,064,475
Construction & Engineering — 0.4%
Brown Group Holding LLC, Incremental Term Loan Facility B2	9.014-9.119%	7/2/29	329,171	329,205	(e)(i)(j)
Brown Group Holding LLC, Initial Term Loan (1 mo. Term SOFR + 2.600%)	7.919%	6/7/28	4,027,578	3,998,620	(e)(i)(j)
Total Construction & Engineering				4,327,825
Machinery — 0.3%
SPX Flow Inc., Term Loan (1 mo. Term SOFR + 4.500%)	9.819%	4/5/29	3,180,657	3,154,815	(e)(i)(j)
Passenger Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%)	9.076%	10/20/27	1,028,500	1,070,751	(e)(i)(j)
United Airlines Inc., Term Loan B (3 mo. USD LIBOR + 3.750%)	9.292%	4/21/28	615,656	617,580	(e)(i)(j)
Total Passenger Airlines				1,688,331
Professional Services — 0.2%
RR Donnelley & Sons Co., 2023 Replacement Term Loan (3 mo. Term SOFR + 7.350%)	12.669%	3/17/28	2,571,075	2,569,880	(e)(i)(j)
Total Industrials				48,177,899

See Notes to Financial Statements.

38	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 3.1%
Communications Equipment — 0.0%††
Global Tel Link Corp., First Lien Term Loan (3 mo. Term SOFR + 4.250%)	9.769%	11/29/25	210,842	$198,701	(e)(i)(j)
IT Services — 1.4%
Access CIG LLC, First Lien Term Loan B (1 mo. Term SOFR + 3.750%)	9.010%	2/27/25	907,571	906,909	(e)(i)(j)
Amentum Government Services Holdings LLC, First Lien Initial Term Loan (1 mo. Term SOFR + 4.114%)	9.433%	1/29/27	1,987,963	1,943,233	(e)(i)(j)(k)
Amentum Government Services Holdings LLC, Term Loan 3 (1 mo. Term SOFR + 4.000%)	9.222%	2/15/29	5,138,100	4,983,957	(e)(i)(j)
Redstone Holdco 2 LP, First Lien Initial Term Loan (1 mo. Term SOFR + 4.864%)	10.162%	4/27/28	2,293,246	1,768,311	(e)(i)(j)
UST Global Inc., Initial Term Loan (1 mo. Term SOFR + 3.500%)	8.819%	11/20/28	3,900,600	3,850,224	(e)(i)(j)
VT Topco Inc., 2021 First Lien Delayed Draw Term Loan	—	8/1/25	701	702	(l)
VT Topco Inc., 2021 First Lien Term Loan (1 mo. Term SOFR + 3.750%)	9.183%	8/1/25	1,608,427	1,610,437	(e)(i)(j)
VT Topco Inc., 2021 Second Lien Term Loan (1 mo. Term SOFR + 6.750%)	12.183%	7/31/26	1,340,000	1,346,700	(e)(i)(j)(k)
Total IT Services				16,410,473
Software — 1.7%
Cloudera Inc., Second Lien Term Loan (1 mo. Term SOFR + 6.100%)	11.419%	10/8/29	520,000	490,318	(e)(i)(j)
Cloudera Inc., Term Loan (1 mo. Term SOFR + 3.850%)	9.169%	10/8/28	3,181,550	3,111,301	(e)(i)(j)
DCert Buyer Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 4.000%)	9.264%	10/16/26	4,358,665	4,347,769	(e)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	39

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
DCert Buyer Inc., Second Lien Initial Term Loan (3 mo. Term SOFR + 7.000%)	12.264%	2/19/29	1,580,000	$1,479,773	(e)(i)(j)
Magenta Buyer LLC, First Lien Initial Term Loan (3 mo. Term SOFR + 5.262%)	10.631%	7/27/28	1,937,071	1,474,867	(e)(i)(j)
Magenta Buyer LLC, Second Lien Initial Term Loan (3 mo. Term SOFR + 8.512%)	13.881%	7/27/29	3,620,000	2,303,225	(e)(i)(j)
MRI Software LLC, Second Amendment Term Loan	10.835-10.969%	2/10/26	446,801	438,982	(e)(i)(j)(k)
MRI Software LLC, Term Loan B (3 mo. Term SOFR + 5.600%)	10.842%	2/10/26	1,716,893	1,686,847	(e)(i)(j)(k)
Peraton Corp., First Lien Term Loan B (1 mo. Term SOFR + 3.850%)	9.169%	2/1/28	1,736,899	1,726,451	(e)(i)(j)
Peraton Corp., Second Lien Term Loan B1 (3 mo. Term SOFR + 7.850%)	12.979%	2/1/29	1,077,597	1,053,685	(e)(i)(j)
Planview Parent Inc., First Lien Closing Date Term Loan (3 mo. Term SOFR + 4.262%)	9.503%	12/17/27	2,121,253	2,052,758	(e)(i)(j)
Total Software				20,165,976
Total Information Technology				36,775,150
Materials — 0.3%
Construction Materials — 0.2%
Smyrna Ready Mix Concrete LLC, Initial Term Loan (1 mo. Term SOFR + 4.350%)	9.669%	4/2/29	2,129,246	2,133,249	(e)(i)(j)
Metals & Mining — 0.1%
Arctic Canadian Diamond Co. Ltd., Second Lien Term Loan (5.000% Cash and 12.500% PIK)	17.500%	12/31/27	1,373,006	1,197,646	(b)(e)(i)(j)(k)(n)
Total Materials				3,330,895
Total Senior Loans (Cost — $226,439,280)				216,204,856
Collateralized Mortgage Obligations (o) — 14.3%
Alternative Loan Trust, 2006-18CB A6 (-4.000 x 1 mo. Term SOFR + 28.142%)	6.950%	7/25/36	232,099	199,358	(e)

See Notes to Financial Statements.

40	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
BAMLL Re-REMIC Trust, 2016-GG10 AJA	5.625%	8/10/45	463,472	$101,144	(a)(e)
Banc of America Funding Corp., 2015-R3 1A2	3.206%	3/27/36	2,949,471	2,270,343	(a)(e)
BANK, 2019-BN22 A4	2.978%	11/15/62	660,000	574,821
BANK, 2022-BNK44 D	4.000%	11/15/32	1,240,000	715,056	(a)(e)
Benchmark Mortgage Trust, 2018-B1 A5	3.666%	1/15/51	870,000	799,395	(e)
Benchmark Mortgage Trust, 2019-B10 A2	3.614%	3/15/62	982,652	962,001
Benchmark Mortgage Trust, 2019-B11 XA, IO	1.002%	5/15/52	18,168,346	722,163	(e)
Benchmark Mortgage Trust, 2023-V3 D	4.000%	7/15/56	2,571,000	1,817,418	(a)(h)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	10.657%	2/15/39	2,900,000	2,756,059	(a)(e)
BRAVO Residential Funding Trust, 2022-R1 A, Step bond (3.125% to 1/29/25 then 6.125%)	3.125%	1/29/70	2,744,186	2,459,702	(a)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. Term SOFR + 3.014%)	8.236%	4/15/34	1,950,000	1,904,251	(a)(e)
BX Commercial Mortgage Trust, 2020-VIVA D	3.549%	3/11/44	1,280,000	1,020,570	(a)(e)
BX Commercial Mortgage Trust, 2020-VIVA E	3.549%	3/11/44	3,335,000	2,566,915	(a)(e)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	9.327%	2/15/39	1,790,253	1,707,823	(a)(e)
BX Commercial Mortgage Trust, 2023-VLT2 A (1 mo. Term SOFR + 2.281%)	7.503%	6/15/40	660,000	659,922	(a)(e)
BX Trust, 2018-GWMZ MC (1 mo. Term SOFR + 5.785%)	11.007%	5/15/37	1,700,000	1,672,409	(a)(e)
BX Trust, 2019-MMP A (1 mo. Term SOFR + 1.044%)	6.266%	8/15/36	3,552,224	3,485,584	(a)(e)
BX Trust, 2021-LBA DJV (1 mo. Term SOFR + 1.714%)	6.936%	2/15/36	2,390,000	2,266,060	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	41

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
BX Trust, 2021-SDMF F (1 mo. Term SOFR + 2.051%)	7.273%	9/15/34	710,000	$665,683	(a)(e)
CD Mortgage Trust, 2017-CD5 A4	3.431%	8/15/50	1,210,000	1,106,969
CFK Trust, 2020-MF2 E	3.458%	3/15/39	2,030,000	1,591,614	(a)(e)
CGDB Commercial Mortgage Trust, 2019-MOB A (1 mo. Term SOFR + 1.064%)	6.286%	11/15/36	1,200,000	1,182,665	(a)(e)
CIM Trust, 2023-R4 A1	5.000%	5/25/62	543,288	531,757	(a)(e)
Citigroup Commercial Mortgage Trust, 2014-GC23 C	4.423%	7/10/47	1,074,981	990,012	(e)
Citigroup Commercial Mortgage Trust, 2015-P1 C	4.368%	9/15/48	958,000	835,603	(e)
Citigroup Commercial Mortgage Trust, 2017-P8 XA, IO	0.869%	9/15/50	21,131,777	576,242	(e)
Citigroup Commercial Mortgage Trust, 2023-SMRT A	5.820%	6/10/28	1,970,000	1,953,951	(a)(e)
Citigroup Mortgage Loan Trust, 2022-A A1, Step bond (6.170% to 8/25/25, 9.170% to 8/25/26 then 10.170%)	6.170%	9/25/62	1,215,999	1,209,445	(a)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	1,840,000	698,732	(a)
CSMC Trust, 2006-1 1A2 (-5.500 x 1 mo. Term SOFR + 29.895%)	0.756%	2/25/36	177,639	157,645	(e)
CSMC Trust, 2014-USA E	4.373%	9/15/37	400,000	204,770	(a)
CSMC Trust, 2017-CHOP H (PRIME + 4.294%)	12.544%	7/15/32	2,900,000	2,660,012	(a)(e)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,190,000	1,003,194	(a)
CSMC Trust, 2022-RPL4 A1	3.904%	4/25/62	575,274	527,687	(a)(e)
Extended Stay America Trust, 2021-ESH E (1 mo. Term SOFR + 2.964%)	8.186%	7/15/38	1,614,184	1,577,470	(a)(e)
Extended Stay America Trust, 2021-ESH F (1 mo. Term SOFR + 3.814%)	9.036%	7/15/38	2,584,615	2,488,937	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K115 X1, IO	1.326%	6/25/30	996,437	70,883	(e)

See Notes to Financial Statements.

42	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (30 Day Average SOFR + 2.414%)	7.483%	1/25/50	2,620,000	$2,622,893	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (30 Day Average SOFR + 5.214%)	10.283%	6/25/50	957,876	1,030,525	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B1 (30 Day Average SOFR + 3.000%)	8.069%	12/25/50	3,000,000	2,974,660	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	9.819%	1/25/51	2,110,000	2,042,997	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B1 (30 Day Average SOFR + 3.500%)	8.569%	10/25/33	2,280,000	2,353,221	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	8.119%	1/25/34	2,350,000	2,360,140	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B1 (30 Day Average SOFR + 3.400%)	8.469%	10/25/41	860,000	865,371	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	2,160,843	1,992,720	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	43

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-3 M	4.750%	10/25/58	1,560,000	$1,408,508	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-4 M	4.500%	2/25/59	2,570,000	2,166,451	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	4,080,000	3,487,050	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	3,890,000	3,353,622	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-3 M	4.250%	5/25/60	2,150,000	1,839,184	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.118%	9/25/47	628,918	408,447	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B1 (30 Day Average SOFR + 3.400%)	8.469%	8/25/33	660,000	674,165	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (30 Day Average SOFR + 4.264%)	9.333%	2/25/30	2,050,000	2,198,844	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1B1 (30 Day Average SOFR + 4.114%)	9.183%	5/25/30	2,440,000	2,613,448	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (30 Day Average SOFR + 3.664%)	8.733%	7/25/30	1,370,000	1,443,496	(a)(e)

See Notes to Financial Statements.

44	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1B1 (30 Day Average SOFR + 3.864%)	8.933%	10/25/30	1,660,000	$1,772,435	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (30 Day Average SOFR + 4.464%)	9.533%	4/25/31	1,060,000	1,125,934	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1M2 (30 Day Average SOFR + 2.514%)	7.583%	4/25/31	164,571	165,089	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R03 1B1 (30 Day Average SOFR + 4.214%)	9.283%	9/25/31	540,000	566,840	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (30 Day Average SOFR + 4.214%)	9.283%	7/25/39	504,409	516,819	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (30 Day Average SOFR + 3.514%)	8.583%	10/25/39	2,700,000	2,716,483	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	8.169%	10/25/41	1,630,000	1,641,195	(a)(e)
Government National Mortgage Association (GNMA), 2011-127 IO, IO	0.142%	3/16/47	84,946	49	(e)
Government National Mortgage Association (GNMA), 2012-55 IO, IO	0.000%	4/16/52	639,500	6	(e)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. Term SOFR + 4.497%)	9.719%	11/15/32	2,030,000	1,946,387	(a)(e)
GS Mortgage Securities Corp. Trust, 2018-SRP5 C (1 mo. Term SOFR + 4.364%)	9.586%	9/15/31	1,112,931	427,869	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	45

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
GS Mortgage Securities Corp. Trust, 2020-DUNE F (1 mo. Term SOFR + 3.364%)	8.584%	12/15/36	3,740,000	$3,500,288	(a)(e)
GS Mortgage Securities Corp. Trust, 2021-ROSS D (1 mo. Term SOFR + 2.614%)	7.836%	5/15/26	1,300,000	923,376	(a)(e)
GS Mortgage Securities Trust, 2015-GC32 D	3.345%	7/10/48	2,680,000	2,234,799
GS Mortgage-Backed Securities Corp. Trust, 2021-RPL1 A2	2.000%	12/25/60	2,520,000	2,005,256	(a)(e)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	572,754	499,436	(a)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. Term SOFR + 0.514%)	5.812%	4/25/36	1,433,087	1,173,542	(a)(e)
HarborView Mortgage Loan Trust, 2005-9 2A1C (1 mo. Term SOFR + 1.014%)	6.269%	6/20/35	1,748,907	1,602,113	(e)
IMPAC CMB Trust, 2005-5 A1 (1 mo. Term SOFR + 0.434%)	6.052%	8/25/35	51,173	46,911	(e)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. Term SOFR + 0.654%)	5.952%	11/25/36	1,138,030	879,709	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. Term SOFR + 8.622%)	13.844%	6/15/35	2,750,000	28	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT FFL (1 mo. USD LIBOR + 3.150%)	8.407%	7/5/33	2,640,000	2,125,901	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BKWD E (1 mo. Term SOFR + 2.964%)	8.186%	9/15/29	2,340,000	1,895,524	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. Term SOFR + 4.379%)	9.601%	11/15/38	2,880,000	2,709,589	(a)(e)
KIND Trust, 2021-KIND D (1 mo. Term SOFR + 2.414%)	7.636%	8/15/38	2,482,061	2,322,048	(a)(e)

See Notes to Financial Statements.

46	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
Legacy Mortgage Asset Trust, 2021-GS2 A2, Step bond (3.500% to 4/25/24, 6.500% to 4/25/25 then 7.500%)	3.500%	4/25/61	2,580,000	$2,257,290	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	17,305	12,727	(a)
Med Trust, 2021-MDLN E (1 mo. Term SOFR + 3.264%)	8.486%	11/15/38	2,030,256	1,924,951	(a)(e)
MHC Trust, 2021-MHC2 E (1 mo. Term SOFR + 2.064%)	7.286%	5/15/38	2,600,000	2,529,956	(a)(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	54,616	13,947	(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	10,730	2,740	(a)(e)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	16,411	15,852	(e)
Morgan Stanley Capital Trust, 2019-H7 A4	3.261%	7/15/52	660,000	584,075
Morgan Stanley Capital Trust, 2021-L7 XA, IO	1.097%	10/15/54	8,950,770	500,355	(e)
Morgan Stanley Mortgage Loan Trust, 2005-2AR B1 (1 mo. Term SOFR + 0.614%)	5.912%	4/25/35	912,705	694,413	(e)
MSWF Commercial Mortgage Trust, 2023-1 A4	5.472%	5/15/56	820,000	826,167
Multifamily CAS Trust, 2019-01 M10 (30 Day Average SOFR + 3.364%)	8.433%	10/25/49	1,995,991	1,968,689	(a)(e)
Multifamily CAS Trust, 2020-1 M10 (30 Day Average SOFR + 3.864%)	8.933%	3/25/50	1,790,000	1,726,861	(a)(e)
Multifamily Trust, 2016-1 B	0.000%	4/25/46	387,167	386,186	(a)(e)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	1,750,000	1,124,538	(a)(e)
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.398%	8/15/36	660,000	355,140	(a)(e)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	10.350%	3/15/39	750,000	717,009	(a)(e)
New Residential Mortgage Loan Trust, 2017-5A B5	5.336%	6/25/57	875,319	793,369	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	47

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o) — continued
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	10.662%	5/25/55	2,712,667	$2,704,532	(a)(e)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	3.085%	10/26/36	1,581,822	1,344,937	(a)(e)
Nomura Resecuritization Trust, 2015-8R 4A4	0.000%	11/25/47	1,416,549	1,234,355	(a)(e)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR + 2.700%)	7.769%	12/27/33	2,710,000	2,754,175	(a)(e)
Residential Mortgage Loan Trust, 2020-2 A2	2.508%	5/25/60	600,000	563,203	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 M2	3.750%	9/25/55	1,869,613	1,641,883	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-2 BX	4.026%	11/25/57	3,771,238	1,128,393	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-1 M	4.250%	9/25/60	2,560,000	2,220,568	(a)
SFO Commercial Mortgage Trust, 2021-555 D (1 mo. Term SOFR + 2.514%)	7.736%	5/15/38	1,570,000	1,211,346	(a)(e)
Soho Trust, 2021-SOHO C	2.697%	8/10/38	6,190,000	3,935,984	(a)(e)
Starwood Retail Property Trust, 2014-STAR E	8.250%	11/15/27	1,450,000	2,907	(a)(e)
Structured Asset Mortgage Investments Trust, 2006-AR5 2A1 (1 mo. Term SOFR + 0.534%)	5.832%	5/25/46	117,150	79,320	(e)
Structured Asset Securities Corp., 2005-RF2 A (1 mo. Term SOFR + 0.464%)	5.762%	4/25/35	1,394,566	1,202,621	(a)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. Term SOFR + 3.594%)	8.740%	11/11/34	2,276,326	2,198,621	(a)(e)

See Notes to Financial Statements.

48	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (o ) — continued
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. Term SOFR + 4.367%)	9.513%	11/11/34	1,126,012	$1,082,729	(a)(e)
Towd Point Mortgage Trust, 2015-1 B1	4.182%	10/25/53	1,230,000	1,110,197	(a)(e)
Towd Point Mortgage Trust, 2015-2 1B3	3.574%	11/25/60	2,540,000	2,133,354	(a)(e)
Towd Point Mortgage Trust, 2019-4 B1B	3.500%	10/25/59	2,570,000	1,836,694	(a)(e)
Towd Point Mortgage Trust, 2020-2 A1A	1.636%	4/25/60	619,515	535,770	(a)(e)
UBS Commercial Mortgage Trust, 2017-C7 A3	3.418%	12/15/50	681,888	635,483
UBS Commercial Mortgage Trust, 2018-C12 A2	4.152%	8/15/51	103,885	103,583
WAIKIKI BEACH HOTEL TRUST, 2019-WBM D (1 mo. Term SOFR + 2.144%)	7.366%	12/15/33	1,310,000	1,266,908	(a)(e)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR1 A1B (1 mo. Term SOFR + 0.894%)	6.192%	1/25/45	856,691	805,216	(e)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR19 A1A1 (1 mo. Term SOFR + 0.654%)	5.952%	12/25/45	28,743	27,441	(e)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	5.214%	2/25/46	351,204	312,139	(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	17,177	16,414	(a)(e)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 B	3.959%	12/15/47	1,810,000	1,668,111
Total Collateralized Mortgage Obligations (Cost — $187,270,511)				167,518,782

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	49

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — 11.1%
AB BSL CLO Ltd., 2023-4A A (3 mo. Term SOFR + 2.000%)	6.957%	4/20/36	580,000	$580,264	(a)(e)
Aimco CLO Ltd., 2020-12A DR (3 mo. Term SOFR + 2.900%)	8.208%	1/17/32	1,450,000	1,409,372	(a)(e)
American Money Management Corp. CLO Ltd., 2017-20A E (3 mo. Term SOFR + 6.072%)	11.380%	4/17/29	241,098	241,985	(a)(e)
Apidos CLO, 2013-12A AR (3 mo. Term SOFR + 1.342%)	6.650%	4/15/31	249,267	248,337	(a)(e)
Apidos CLO, 2015-22A DR (3 mo. Term SOFR + 7.012%)	12.338%	4/20/31	1,000,000	932,887	(a)(e)
Ares CLO Ltd., 2014-32RA C (3 mo. USD LIBOR + 2.900%)	8.221%	5/15/30	1,000,000	938,993	(a)(e)
Ares CLO Ltd., 2017-44A CR (3 mo. Term SOFR + 3.662%)	8.970%	4/15/34	2,750,000	2,662,183	(a)(e)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A D	3.710%	8/20/27	5,000,000	4,315,711	(a)
Bain Capital Credit CLO Ltd., 2023-1A AN (3 mo. Term SOFR + 1.830%)	6.573%	4/16/36	2,630,000	2,622,408	(a)(e)
Barings CLO Ltd., 2016-2A ER2 (3 mo. Term SOFR + 6.762%)	12.088%	1/20/32	500,000	463,471	(a)(e)
Barings CLO Ltd., 2020-4A E (3 mo. Term SOFR + 5.942%)	11.268%	1/20/32	1,500,000	1,343,139	(a)(e)
Battalion CLO Ltd., 2017-11A DR (3 mo. Term SOFR + 3.912%)	9.257%	4/24/34	2,150,000	2,067,222	(a)(e)
Benefit Street Partners CLO Ltd., 2014-IVA CRRR (3 mo. Term SOFR + 3.862%)	9.188%	1/20/32	390,000	383,164	(a)(e)(p)
Blackbird Capital Aircraft, 2021-1A A	2.443%	7/15/46	531,707	459,570	(a)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	13.169%	8/20/32	400,000	352,206	(a)(e)
BlueMountain CLO Ltd., 2021-31A E (3 mo. Term SOFR + 6.792%)	12.112%	4/19/34	1,380,000	1,268,209	(a)(e)

See Notes to Financial Statements.

50	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. Term SOFR +0.714%)	6.012%	7/25/36	2,454,579	$2,086,978	(a)(e)
Bristol Park CLO Ltd., 2016-1A ER (3 mo. Term SOFR + 7.262%)	12.570%	4/15/29	500,000	463,186	(a)(e)
Buckhorn Park CLO Ltd., 2019-1A AR (3 mo. Term SOFR + 1.382%)	6.692%	7/18/34	3,190,000	3,174,669	(a)(e)
Canyon Capital CLO Ltd., 2021-1A E (3 mo. Term SOFR + 6.672%)	11.980%	4/15/34	2,370,000	2,197,322	(a)(e)
Carlyle US CLO Ltd., 2017-2A C (3 mo. Term SOFR + 3.962%)	9.288%	7/20/31	660,000	637,080	(a)(e)
CarVal CLO Ltd., 2023-1A A1 (3 mo. Term SOFR + 2.200%)	7.526%	1/20/35	2,790,000	2,806,571	(a)(e)
Catskill Park CLO Ltd., 2017-1A D (3 mo. Term SOFR + 6.262%)	11.588%	4/20/29	1,300,000	1,112,926	(a)(e)
CIFC Funding Ltd., 2017-3A C (3 mo. Term SOFR + 3.912%)	9.238%	7/20/30	2,770,000	2,694,670	(a)(e)
College Ave Student Loans LLC, 2023-A C	6.060%	5/25/55	560,000	546,912	(a)
Cook Park CLO Ltd., 2018-1A E (3 mo. Term SOFR + 5.662%)	10.970%	4/17/30	1,500,000	1,224,452	(a)(e)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	8.531%	8/9/24	930,000	900,849	(a)(e)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A (3 mo. USD LIBOR + 2.900%)	7.390%	8/9/24	934,673	903,399	(a)(e)
Dryden Senior Loan Fund, 2016-43A ER3 (3 mo. Term SOFR + 6.662%)	11.988%	4/20/34	2,610,000	2,388,206	(a)(e)
Dryden Senior Loan Fund, 2017-49A DR (3 mo. Term SOFR + 3.662%)	8.972%	7/18/30	750,000	728,784	(a)(e)
Dryden CLO Ltd., 2019-75A ER2 (3 mo. Term SOFR + 6.862%)	12.170%	4/15/34	1,450,000	1,357,025	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	51

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Educational Funding Co. LLC, 2006-1A A3 (3 mo. USD LIBOR + 0.350%)	5.963%	4/25/33	2,104,244	$1,461,364	(a)(e)
First Franklin Mortgage Loan Trust, 2003-FF4 M1 (1 mo. Term SOFR + 1.914%)	7.027%	10/25/33	449,694	428,750	(e)
Flatiron CLO Ltd., 2018-1A C (3 mo. Term SOFR + 1.962%)	7.270%	4/17/31	1,700,000	1,633,638	(a)(e)
Fortress Credit BSL Ltd., 2021-4A E (3 mo. Term SOFR + 7.392%)	12.700%	10/15/34	1,000,000	859,926	(a)(e)
Golub Capital Partners CLO Ltd., 2021-53A E (3 mo. Term SOFR + 6.962%)	12.288%	7/20/34	1,630,000	1,517,180	(a)(e)
Golub Capital Partners CLO Ltd., 2023-66A A (3 mo. Term SOFR + 1.950%)	6.926%	4/25/36	570,000	569,061	(a)(e)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. Term SOFR + 5.212%)	10.520%	4/15/31	1,820,000	1,473,539	(a)(e)
Greywolf CLO Ltd., 2019-1A CR (3 mo. Term SOFR + 3.910%)	9.218%	4/17/34	1,520,000	1,490,251	(a)(e)
Halsey Point CLO Ltd., 2019-1A E (3 mo. Term SOFR + 7.962%)	13.288%	1/20/33	350,000	341,004	(a)(e)
Halsey Point CLO Ltd., 2019-1A F (3 mo. Term SOFR + 8.462%)	13.788%	1/20/33	290,000	248,716	(a)(e)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	2,276,043	298,715	(a)
Home Equity Asset Trust, 2005-6 M5 (1 mo. Term SOFR + 1.059%)	6.357%	12/25/35	1,190,000	1,092,924	(e)
Jay Park CLO Ltd., 2016-1A DR (3 mo. Term SOFR + 5.462%)	10.788%	10/20/27	2,230,000	2,182,687	(a)(e)
KKR CLO Ltd., 17 ER (3 mo. Term SOFR + 7.652%)	12.960%	4/15/34	2,270,000	2,139,770	(a)(e)
Long Beach Mortgage Loan Trust, 2005-1 M4 (1 mo. Term SOFR + 1.389%)	6.687%	2/25/35	1,738,745	1,678,804	(e)

See Notes to Financial Statements.

52	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Madison Park Funding Ltd., 2019-35A ER (3 mo. Term SOFR + 6.362%)	11.688%	4/20/32	1,600,000	$1,538,405	(a)(e)
Marathon CLO Ltd., 2019-2A BA (3 mo. Term SOFR + 3.562%)	8.888%	1/20/33	460,000	460,633	(a)(e)
Marble Point CLO Ltd., 2018-2A D (3 mo. Term SOFR + 3.792%)	9.118%	1/20/32	1,400,000	1,292,707	(a)(e)
Mastr Asset Backed Securities Trust, 2007-HE2 A1 (1 mo. Term SOFR + 1.264%)	6.562%	8/25/37	1,743,954	1,444,050	(e)
MKS CLO Ltd., 2017-2A D (3 mo. Term SOFR + 2.912%)	8.238%	1/20/31	700,000	658,983	(a)(e)
Morgan Stanley ABS Capital Inc. Trust, 2004-NC2 M1 (1 mo. Term SOFR + 0.939%)	6.237%	12/25/33	1,585,107	1,543,716	(e)
Morgan Stanley ABS Capital Inc. Trust, 2004-NC4 M1 (1 mo. Term SOFR + 0.924%)	6.222%	4/25/34	1,768,089	1,729,865	(e)
Mountain View CLO Ltd., 2015-9A CR (3 mo. Term SOFR + 3.382%)	8.690%	7/15/31	1,000,000	880,061	(a)(e)
MVW LLC, 2021-1WA D	3.170%	1/22/41	558,723	497,671	(a)
National Collegiate Student Loan Trust, 2005-1 B (1 mo. USD LIBOR + 0.380%)	5.792%	3/26/35	1,371,679	1,203,719	(e)
National Collegiate Student Loan Trust, 2005-3 B (1 mo. USD LIBOR + 0.500%)	5.912%	7/27/37	3,000,000	2,216,796	(e)
National Collegiate Student Loan Trust, 2007-2 A4 (1 mo. USD LIBOR + 0.290%)	5.702%	1/25/33	539,181	498,742	(e)
Neuberger Berman CLO Ltd., 2014-18A DR2 (3 mo. Term SOFR + 6.182%)	11.515%	10/21/30	1,000,000	906,989	(a)(e)
Neuberger Berman CLO Ltd., 2017-16SA DR (3 mo. Term SOFR + 3.162%)	8.470%	4/15/34	1,575,000	1,468,301	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	53

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Neuberger Berman Loan Advisers CLO Ltd., 2021-44A E (3 mo. Term SOFR + 6.262%)	11.570%	10/16/34	1,990,000	$1,861,402	(a)(e)
Oaktree CLO Ltd., 2019-1A D (3 mo. Term SOFR + 4.062%)	9.407%	4/22/30	500,000	455,786	(a)(e)
Ocean Trails CLO, 2014-5A DRR (3 mo. Term SOFR + 3.712%)	9.013%	10/13/31	1,770,000	1,580,762	(a)(e)
Ocean Trails CLO, 2020-10A ER (3 mo. Term SOFR + 7.832%)	13.140%	10/15/34	2,320,000	2,163,970	(a)(e)
Ocean Trails CLO Ltd., 2023-14A A1 (3 mo. Term SOFR + 2.000%)	7.326%	1/20/35	2,450,000	2,460,988	(a)(e)
Octagon Investment Partners Ltd., 2018-1A A1A (3 mo. Term SOFR + 1.322%)	6.648%	1/20/31	1,218,192	1,217,297	(a)(e)
Option One Mortgage Loan Trust, 2005-3 M4 (1 mo. Term SOFR + 1.044%)	6.342%	8/25/35	1,050,000	828,479	(e)
Origen Manufactured Housing Contract Trust, 2006-A A2	6.674%	10/15/37	241,610	210,982	(e)
Palmer Square Loan Funding Ltd., 2022-3A C (3 mo. Term SOFR + 5.400%)	10.708%	4/15/31	2,550,000	2,578,427	(a)(e)
Parallel Ltd., 2017-1A CR (3 mo. Term SOFR + 2.262%)	7.588%	7/20/29	1,000,000	979,153	(a)(e)
Peace Park CLO Ltd., 2021-1A E (3 mo. USD LIBOR + 6.000%)	11.588%	10/20/34	1,250,000	1,146,574	(a)(e)
Pioneer Aircraft Finance Ltd., 2019-1 A	3.967%	6/15/44	1,532,264	1,337,238	(a)
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	6.217%	4/25/35	1,232,539	906,533
Pulsar Funding LLC, 2019-1A C (3 mo. Term SOFR + 5.062%)	10.388%	1/20/33	2,500,000	2,378,614	(a)(e)
RR Ltd., 2021-18A D (3 mo. Term SOFR + 6.512%)	11.820%	10/15/34	3,090,000	2,948,020	(a)(e)
Saranac CLO Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	8.770%	6/22/30	605,000	505,115	(a)(e)
Sculptor CLO Ltd., 26A E (3 mo. Term SOFR + 7.512%)	12.838%	7/20/34	1,820,000	1,718,270	(a)(e)

See Notes to Financial Statements.

54	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	$345,803	(a)
SMB Private Education Loan Trust, 2021-A D1	3.860%	1/15/53	1,002,525	912,152	(a)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. Term SOFR +0.334%)	5.632%	2/25/36	3,108,980	69,383	(a)(e)
Sunnova Hellios Issuer LLC, 2019-AA C	5.320%	6/20/46	1,816,774	1,281,406	(a)
Sycamore Tree CLO Ltd., 2023-2A A (3 mo. Term SOFR + 2.330%)	7.656%	4/20/35	2,780,000	2,799,193	(a)(e)
Symphony CLO Ltd., 2018-19A E (3 mo. Term SOFR + 5.462%)	10.770%	4/16/31	250,000	215,212	(a)(e)
Symphony CLO Ltd., 2018-20A E (3 mo. Term SOFR + 6.552%)	11.860%	1/16/32	2,250,000	2,064,030	(a)(e)
Symphony CLO Ltd., 2022-37A A1A (3 mo. Term SOFR + 2.300%)	7.626%	10/20/34	2,510,000	2,524,697	(a)(e)
TCI-Symphony CLO Ltd., 2016-1A DR2 (3 mo. Term SOFR + 3.362%)	8.663%	10/13/32	480,000	459,585	(a)(e)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. Term SOFR + 7.012%)	12.313%	10/13/32	2,830,000	2,636,545	(a)(e)
THL Credit Wind River CLO Ltd., 2017-3A ER (3 mo. Term SOFR + 7.312%)	12.620%	4/15/35	1,190,000	1,112,460	(a)(e)
TSTAT Ltd., 2022-2A C (3 mo. Term SOFR + 4.800%)	10.126%	1/20/31	1,820,000	1,841,508	(a)(e)
Voya CLO Ltd., 2017-3A DR (3 mo. Term SOFR + 7.212%)	12.538%	4/20/34	2,750,000	2,582,239	(a)(e)
WaMu Asset-Backed Certificates Trust, 2007-HE4 1A (1 mo. Term SOFR + 0.284%)	5.582%	7/25/47	4,491,377	3,109,958	(e)
Whitebox CLO Ltd., 2023-4A A1 (3 mo. Term SOFR + 2.150%)	6.930%	4/20/36	2,920,000	2,933,870	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	55

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Whitehorse Ltd., 2018-12A D (3 mo. Term SOFR + 3.912%)	9.220%	10/15/31	790,000	$731,970	(a)(e)
Z Capital Credit Partners CLO Ltd., 2021-1A D (3 mo. Term SOFR + 4.462%)	9.770%	7/15/33	1,810,000	1,714,037	(a)(e)
Total Asset-Backed Securities (Cost — $141,817,265)				129,880,775

			Face Amount†
Sovereign Bonds — 3.2%
Angola — 0.0%††
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	770,000	678,047	(a)
Argentina — 0.4%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	53,374	18,055
Argentine Republic Government International Bond, Senior Notes, Step bond (0.750% to 7/9/27 then 1.750%)	0.750%	7/9/30	733,878	254,894
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	379,000	361,070	(c)
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23, 6.375% to 9/1/24 then 6.625%)	5.250%	9/1/37	8,433,871	3,299,752	(a)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	591,672	499,962	(a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	637,561	497,298	(a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	330,000	257,400	(c)
Total Argentina				5,188,431
Bahamas — 0.1%
Bahamas Government International Bond, Senior Notes	5.750%	1/16/24	720,000	711,900	(a)

See Notes to Financial Statements.

56	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 0.2%
Dominican Republic International Bond, Senior Notes	5.500%	2/22/29	300,000		$286,071	(a)
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	2,010,000		1,748,214	(c)
Total Dominican Republic					2,034,285
Gabon — 0.2%
Gabon Government International Bond, Senior Notes	7.000%	11/24/31	2,260,000		1,920,864	(a)
Indonesia — 1.1%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	2,130,000		2,012,783
Indonesia Treasury Bond	7.000%	5/15/27	96,941,000,000	IDR	6,641,873
Indonesia Treasury Bond	6.500%	2/15/31	16,863,000,000	IDR	1,126,410
Indonesia Treasury Bond	8.375%	3/15/34	43,786,000,000	IDR	3,348,264
Total Indonesia					13,129,330
Ivory Coast — 0.1%
Ivory Coast Government International Bond, Senior Notes	4.875%	1/30/32	170,000	EUR	152,134	(a)
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	453,556		428,420	(c)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	940,000		847,751	(c)
Total Ivory Coast					1,428,305
Jordan — 0.2%
Jordan Government International Bond, Senior Notes	7.750%	1/15/28	2,740,000		2,832,475	(a)
Kazakhstan — 0.1%
Kazakhstan Government International Bond, Senior Notes	5.125%	7/21/25	1,410,000		1,454,062	(c)
Mexico — 0.4%
Mexican Bonos, Bonds	5.750%	3/5/26	56,370,000	MXN	3,068,900

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	57

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Mexico — continued
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	710,000	$592,026
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	1,240,000	1,071,483
Total Mexico				4,732,409
Panama — 0.2%
Panama Government International Bond, Senior Notes	4.500%	4/1/56	2,560,000	1,930,914
Peru — 0.1%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	1,200,000	1,021,906
Qatar — 0.1%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	920,000	886,503	(a)
Total Sovereign Bonds (Cost — $41,601,084)				37,949,431
U.S. Government & Agency Obligations — 2.8%
U.S. Government Obligations — 2.8%
U.S. Treasury Notes	3.875%	3/31/25	12,440,000	12,201,891
U.S. Treasury Notes	4.250%	5/31/25	6,350,000	6,270,501
U.S. Treasury Notes	3.625%	3/31/28	7,420,000	7,237,833
U.S. Treasury Notes	3.625%	5/31/28	7,930,000	7,741,353
Total U.S. Government & Agency Obligations (Cost — $33,919,584)				33,451,578

			Shares
Convertible Preferred Stocks — 0.9%
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
MPLX LP (Cost — $10,149,611)	9.538%		302,326	10,052,339	(k)(n)

See Notes to Financial Statements.

58	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security		Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 0.4%
Communication Services — 0.2%
Media — 0.2%
DISH Network Corp., Senior Notes		0.000%	12/15/25	4,610,000	$2,832,529
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
DraftKings Holdings Inc., Senior Notes		0.000%	3/15/28	2,400,000	1,869,600
Total Convertible Bonds & Notes (Cost — $5,445,386)					4,702,129

		Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
3-Month SOFR, Call @ $99.250		12/15/23	24	60,000	150
E-mini S&P 500 Index Futures, Put @ $3,900.000		9/15/23	83	19,044,184	17,845
E-mini S&P 500 Index Futures, Put @ $4,100.000		9/15/23	98	22,485,904	35,525
E-mini S&P 500 Index Futures, Put @ $4,300.000		10/20/23	102	23,403,696	156,825
E-mini S&P 500 Index Futures, Put @ $4,100.000		12/15/23	52	11,931,296	99,450
E-mini S&P 500 Index Futures, Put @ $4,400.000		12/15/23	54	12,390,192	198,450
Total Exchange-Traded Purchased Options (Cost — $1,239,254)					508,245

Counterparty
OTC Purchased Options — 0.0%††
Credit default swaption to sell protection on Markit CDX.NA.HY.40 Index, Call @ 102.000bps	JPMorgan Chase & Co.	9/20/23	21,397,000	21,397,000	284,639
U.S.Dollar/British Pound, Call @ $1.264	JPMorgan Chase & Co.	10/13/23	16,100,000	16,100,000	132,460

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	59

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Canadian Dollar, Call @ 1.330CAD	BNP Paribas SA	8/22/23	12,200,000	12,200,000	$26,647
U.S. Dollar/Euro, Put @ $1.160	Goldman Sachs Group Inc.	9/2/23	26,930,000	26,930,000	1,929
Total OTC Purchased Options (Cost — $422,725)					445,675
Total Purchased Options (Cost — $1,661,979)					953,920
		Rate	Maturity Date	Face Amount†
Mortgage-Backed Securities — 0.1%
FHLMC — 0.0%††
Federal Home Loan Mortgage Corp. (FHLMC)		6.000%	12/1/52	94,739	96,359
Federal Home Loan Mortgage Corp. (FHLMC) Gold		7.000%	8/1/30	1,853	1,841
Federal Home Loan Mortgage Corp. (FHLMC) Gold		6.500%	11/1/31	206	211
Total FHLMC					98,411
FNMA — 0.1%
Federal National Mortgage Association (FNMA)		7.000%	8/1/29-4/1/31	1,965	2,004
Federal National Mortgage Association (FNMA)		2.789%	1/1/35	577,849	491,956	(e)
Federal National Mortgage Association (FNMA)		6.500%	11/1/52	93,823	96,635
Total FNMA					590,595
Total Mortgage-Backed Securities (Cost — $775,483)					689,006

				Shares
Common Stocks — 0.0%††
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Berry Corp.				44,473	346,889
Materials — 0.0%††
Metals & Mining — 0.0%††
Arctic Canadian Diamond Co. Ltd.				1,388	289,163	*(k)(n)
Total Common Stocks (Cost — $515,340)					636,052

See Notes to Financial Statements.

60	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security		Expiration Date	Warrants	Value
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $51,650)		5/28/28	53,943	$16,129	*
Total Investments before Short-Term Investments (Cost — $1,217,301,717)				1,128,619,207

	Rate		Shares
Short-Term Investments — 0.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $6,593,603)	5.269%		6,593,603	6,593,603	(p)(q)
Total Investments — 96.7% (Cost — $1,223,895,320)				1,135,212,810
Other Assets in Excess of Liabilities — 3.3%				39,321,516
Total Net Assets — 100.0%				$1,174,534,326

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	61

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	The coupon payment on this security is currently in default as of July 31, 2023.

(g)	The maturity principal is currently in default as of July 31, 2023.

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Security is valued using significant unobservable inputs (Note 1).

(l)

All or a portion of this loan is unfunded as of July 31, 2023. The interest rate for fully unfunded term loans is to be determined. At July 31, 2023, the total principal amount and market value of unfunded commitments totaled $1,506,590 and $1,490,268, respectively.

(m)	All or a portion of this loan has not settled as of July 31, 2023. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.

(n)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(o)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2023, the total market value of investments in Affiliated Companies was $6,976,767 and the cost was $6,983,603 (Note 8).

(q)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

62	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CD	— Certificate of Deposit

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At July 31, 2023, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
E-mini S&P 500 Index Futures, Put	9/15/23	$3,500.000	83	$19,044,184	$(7,885)
E-mini S&P 500 Index Futures, Put	9/15/23	3,700.000	98	22,485,904	(13,720)
E-mini S&P 500 Index Futures, Put	10/20/23	4,000.000	102	23,403,696	(72,675)
E-mini S&P 500 Index Futures, Put	12/15/23	3,700.000	52	11,931,296	(48,100)
E-mini S&P 500 Index Futures, Put	12/15/23	4,000.000	54	12,390,192	(85,050)
Total Exchange-Traded Written Options (Premiums received — $539,996)					(227,430)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	63

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount		Value
Credit default swaption to buy protection on Markit CDX.NA.IG.40 Index, Call (Premiums received — $139,080)	JPMorgan Chase & Co.	9/20/23	70.000	bps	106,985,000	$106,985,000	‡	$(322,845)
Total Written Options (Premiums received — $679,076)								$(550,275)

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

At July 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	200	3/25	$48,311,320	$47,935,000	$(376,320)
3-Month SONIA	84	9/23	25,808,734	25,567,797	(240,937)
3-Month SONIA	455	12/23	139,097,787	137,733,133	(1,364,654)
3-Month SONIA	295	3/24	89,856,150	89,143,336	(712,814)
Australian 10-Year Bonds	91	9/23	7,188,961	7,081,886	(107,075)
U.S. Treasury 2-Year Notes	958	9/23	197,427,822	194,503,937	(2,923,885)
U.S. Treasury 5-Year Notes	847	9/23	92,052,810	90,476,803	(1,576,007)
U.S. Treasury 10-Year Notes	2,361	9/23	268,147,094	263,030,156	(5,116,938)
U.S. Treasury Ultra 10-Year Notes	169	9/23	20,245,057	19,770,360	(474,697)
U.S. Treasury Ultra Long-Term Bonds	785	9/23	105,942,793	103,791,719	(2,151,074)
United Kingdom Long Gilt Bonds	79	9/23	9,851,686	9,746,106	(105,580)
					(15,149,981)
Contracts to Sell:
3-Month SOFR	70	9/23	16,706,328	16,583,000	123,328

See Notes to Financial Statements.

64	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
3-Month SOFR	355	3/24	$84,458,092	$83,979,688	$478,404
Euro-Bobl	20	9/23	2,580,511	2,548,421	32,090
Euro-Buxl	2	9/23	304,163	295,941	8,222
U.S. Treasury Long-Term Bonds	77	9/23	9,754,750	9,581,688	173,062
					815,106
Net unrealized depreciation on open futures contracts					$(14,334,875)

Abbreviation(s) used in this table:

Bobl	— Bundesobligation (Medium-term German Federal Government Bond)

Buxl	— Ultra Long German Bond

SOFR	— Secured Overnight Financing Rate

SONIA	— Sterling Overnight Index Average

At July 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	2,676,625	USD	3,478,006	JPMorgan Chase &Co.	10/16/23	$(42,192)
AUD	30,916,526	USD	20,632,014	BNP Paribas SA	10/20/23	191,504
NOK	144,153,859	USD	13,565,506	BNP Paribas SA	10/20/23	689,904
USD	2,581,689	AUD	3,760,000	BNP Paribas SA	10/20/23	49,179
USD	4,244,353	CAD	5,625,040	BNP Paribas SA	10/20/23	(26,006)
USD	779,498	NOK	7,860,000	BNP Paribas SA	10/20/23	2,220
USD	959,599	NOK	10,040,000	BNP Paribas SA	10/20/23	(33,259)
USD	964,645	NOK	9,620,000	BNP Paribas SA	10/20/23	13,321
USD	1,105,467	NOK	11,040,000	BNP Paribas SA	10/20/23	13,718
USD	1,252,088	NOK	12,980,000	BNP Paribas SA	10/20/23	(31,508)
USD	3,947,436	MXN	68,603,286	Goldman Sachs Group Inc.	10/20/23	(88,636)
USD	1,185,116	AUD	1,740,000	JPMorgan Chase &Co.	10/20/23	13,156
USD	2,910,838	AUD	4,320,000	JPMorgan Chase &Co.	10/20/23	1,145
USD	2,835,449	IDR	42,803,932,322	JPMorgan Chase &Co.	10/20/23	(1,603)
USD	941,998	NOK	9,510,000	JPMorgan Chase &Co.	10/20/23	1,552
USD	1,264,149	NOK	12,860,000	JPMorgan Chase &Co.	10/20/23	(7,579)
USD	71,718	NZD	115,641	JPMorgan Chase &Co.	10/20/23	(111)
BRL	1,029,104	USD	207,950	Morgan Stanley &Co. Inc.	10/20/23	6,802
CNH	19,740,000	USD	2,741,552	Morgan Stanley &Co. Inc.	10/20/23	41,381
GBP	500,000	USD	649,705	Morgan Stanley &Co. Inc.	10/20/23	(7,890)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	65

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	1,576,322,999	USD	11,312,246	Morgan Stanley &Co. Inc.	10/20/23	$(90,777)
NOK	24,070,000	USD	2,371,186	Morgan Stanley &Co. Inc.	10/20/23	9,102
USD	2,768,670	CNH	19,740,000	Morgan Stanley &Co. Inc.	10/20/23	(14,263)
USD	16,993,690	EUR	15,390,884	Morgan Stanley &Co. Inc.	10/20/23	4,401
USD	1,374,590	GBP	1,049,000	Morgan Stanley &Co. Inc.	10/20/23	28,062
USD	2,515,517	GBP	1,968,000	Morgan Stanley &Co. Inc.	10/20/23	(10,666)
USD	3,247,747	GBP	2,500,000	Morgan Stanley &Co. Inc.	10/20/23	38,672
USD	26,245,971	GBP	20,432,958	Morgan Stanley &Co. Inc.	10/20/23	17,617
Net unrealized appreciation on open forward foreign currency contracts						$767,246

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

USD	— United States Dollar

At July 31, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
113,420,000MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	$(281,667)	$28,979	$(310,646)
198,820,000MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	(499,643)	61,632	(561,275)
39,245,000MXN	3/1/30	28-Day MXN TIIE - Banxico every 28 days	8.970% every 28 days	76,542	—	76,542

See Notes to Financial Statements.

66	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
9,627,000	2/15/48	3.050% annually	Daily SOFR Compound annually	$680,768	$335,686	$345,082
13,874,000	5/15/48	3.150% annually	Daily SOFR Compound annually	747,936	(13,367)	761,303
Total				$723,936	$412,930	$311,006

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]*		Termination Date	Implied Credit Spread at July 31, 2023[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Volkswagen International Finance NV, 5.349%, due 11/16/24)	1,790,000	EUR	12/20/24	0.611%	1.000% quarterly	$10,404	$5,937	$4,467

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]*		Termination Date	Implied Credit Spread at July 31, 2023[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Mercedes- Benz Group AG, 1.400%, due 1/12/24)	1,790,000	EUR	12/20/24	0.276%	1.000% quarterly	$(19,441)	$(11,327)	$(8,114)

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	67

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2023[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Ford Motor Co., 4.346%, due 12/8/26	$5,930,000	6/20/26	1.613%	5.000% quarterly	$530,105	$497,123	$32,982

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2023[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
General Motors Co., 4.875%, due 10/2/23	$5,930,000	6/20/26	1.028%	5.000% quarterly	$(628,223)	$(668,158)	$39,935

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.40 Index	$6,045,000	6/20/28	5.000% quarterly	$212,382	$(18,158)	$230,540

See Notes to Financial Statements.

68	Western Asset Income Fund 2023 Annual Report

Western Asset Income Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this table:

EUR	— Euro

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Tasa de Intere’s Interbancaria de Equilibrio (Equilibrium Interbanking Interest Rate)

Summary of Investments by Country** (unaudited)
United States	72.4%
Cayman Islands	7.6
United Kingdom	2.5
Canada	2.0
Indonesia	1.2
Jersey	1.0
Argentina	1.0

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	69

Schedule of investments (cont’d)

July 31, 2023

Western Asset Income Fund

Summary of Investments by Country** (unaudited) (cont’d)
Switzerland	1.0%
Zambia	0.9
Brazil	0.8
Luxembourg	0.8
Netherlands	0.7
Bermuda	0.7
Mexico	0.6
Israel	0.6
Macau	0.6
Kazakhstan	0.4
Hong Kong	0.3
France	0.3
Germany	0.3
Italy	0.3
China	0.3
Peru	0.3
Denmark	0.3
Jordan	0.2
Turkey	0.2
Ireland	0.2
Dominican Republic	0.2
Kuwait	0.2
Panama	0.2
Gabon	0.2
Guatemala	0.2
Spain	0.1
Chile	0.1
Ivory Coast	0.1
United Arab Emirates	0.1
Qatar	0.1
South Africa	0.1
Bahamas	0.1
Angola	0.1
Poland	0.0 ‡
Purchased Options	0.1
Short-Term Investments	0.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2023 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

70	Western Asset Income Fund 2023 Annual Report

Statement of assets and liabilities

July 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $1,216,911,717)	$1,128,236,043
Investments in affiliated securities, at value (Cost — $6,983,603)	6,976,767
Foreign currency, at value (Cost — $10,552,267)	10,365,187
Cash	1,421,223
Interest receivable from unaffiliated investments	12,344,127
Deposits with brokers for open futures contracts and exchange-traded options	12,242,591
Deposits with brokers for centrally cleared swap contracts	6,929,500
Receivable for securities sold	3,609,263
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $2,993,273)	2,965,553
Unrealized appreciation on forward foreign currency contracts	1,121,736
Receivable from brokers — net variation margin on centrally cleared swap contracts	873,144
Receivable from brokers — net variation margin on open futures contracts	495,043
Receivable for Fund shares sold	248,945
Receivable for premiums on written options	87,637
Dividends receivable from affiliated investments	14,453
OTC swaps, at value (premiums paid — $5,937)	10,404
Receivable for open OTC swap contracts	2,301
Interest receivable from affiliated investments	1,194
Other receivables	209
Prepaid expenses	9,462
Total Assets	1,187,954,782

Liabilities:
Payable for securities purchased	9,981,542
Distributions payable	994,654
Payable for Fund shares repurchased	694,185
Written options, at value (premiums received — $679,076)	550,275
Investment management fee payable	491,789
Unrealized depreciation on forward foreign currency contracts	354,490
Service and/or distribution fees payable	57,083
Accrued foreign capital gains tax	20,042
OTC swaps, at value (premiums received — $11,327)	19,441
Payable for open OTC swap contracts	2,301
Trustees’ fees payable	717
Accrued expenses	253,937
Total Liabilities	13,420,456
Total Net Assets	$1,174,534,326

Net Assets:
Par value (Note 7)	$2,322
Paid-in capital in excess of par value	1,462,502,744
Total distributable earnings (loss)	(287,970,740)
Total Net Assets	$1,174,534,326

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	71

Statement of assets and liabilities (cont’d)

July 31, 2023

Net Assets:
Class A	$254,179,912
Class C	$4,027,525
Class C1	$223,716
Class I	$591,490,463
Class IS	$324,612,710

Shares Outstanding:
Class A	50,478,154
Class C	800,453
Class C1	44,322
Class I	116,764,833
Class IS	64,101,219

Net Asset Value:
Class A (and redemption price)	$5.04
Class C*	$5.03
Class C1*	$5.05
Class I (and redemption price)	$5.07
Class IS (and redemption price)	$5.06

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$5.24

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

72	Western Asset Income Fund 2023 Annual Report

Statement of operations

For the Year Ended July 31, 2023

Investment Income:
Interest from unaffiliated investments	$82,789,030
Interest from affiliated investments	31,402
Dividends from unaffiliated investments	117,896
Dividends from affiliated investments	775,839
Less: Foreign taxes withheld	(92,365)
Total Investment Income	83,621,802

Expenses:
Investment management fee (Note 2)	5,548,497
Transfer agent fees (Note 5)	874,532
Service and/or distribution fees (Notes 2 and 5)	683,284
Fund accounting fees	131,206
Registration fees	97,010
Audit and tax fees	59,000
Shareholder reports	44,425
Legal fees	38,109
Trustees’ fees	22,897
Commitment fees (Note 9)	9,617
Insurance	7,490
Interest expense	1,008
Miscellaneous expenses	7,787
Total Expenses	7,524,862
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(16,077)
Net Expenses	7,508,785
Net Investment Income	76,113,017

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(74,181,219)	†
Futures contracts	(29,776,690)
Written options	2,260,067
Swap contracts	2,967,596
Forward foreign currency contracts	(1,613,933)
Foreign currency transactions	1,784,079
Net Realized Loss	(98,560,100)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	51,334,027	‡
Investments in affiliated securities	24,109
Futures contracts	(5,101,926)
Written options	(216,961)
Swap contracts	1,587,916
Forward foreign currency contracts	(138,467)
Foreign currencies	(86,279)
Change in Net Unrealized Appreciation (Depreciation)	47,402,419
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(51,157,681)
Increase in Net Assets From Operations	$24,955,336

†	Net of foreign capital gains tax of $979.
‡	Net of change in accrued foreign capital gains tax of $20,042.

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	73

Statements of changes in net assets

For the Years Ended July 31,	2023	2022

Operations:
Net investment income	$76,113,017	$58,515,809
Net realized loss	(98,560,100)	(36,468,957)
Change in net unrealized appreciation (depreciation)	47,402,419	(163,707,452)
Increase (Decrease) in Net Assets From Operations	24,955,336	(141,660,600)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(76,303,313)	(61,950,901)
Return of capital	(2,438,751)	(355,819)
Decrease in Net Assets From Distributions to Shareholders	(78,742,064)	(62,306,720)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	191,909,563	319,744,293
Reinvestment of distributions	67,108,037	54,124,298
Cost of shares repurchased	(193,085,704)	(371,967,260)
Increase in Net Assets From Fund Share Transactions	65,931,896	1,901,331
Increase (Decrease) in Net Assets	12,145,168	(202,065,989)

Net Assets:
Beginning of year	1,162,389,158	1,364,455,147
End of year	$1,174,534,326	$1,162,389,158

See Notes to Financial Statements.

74	Western Asset Income Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$5.28	$6.12	$5.89	$6.19	$6.14

Income (loss) from operations:
Net investment income	0.33	0.24	0.23	0.29	0.33
Net realized and unrealized gain (loss)	(0.22)	(0.83)	0.25	(0.28)	0.08
Total income (loss) from operations	0.11	(0.59)	0.48	0.01	0.41

Less distributions from:
Net investment income	(0.34)	(0.25)	(0.25)	(0.19)	(0.30)
Return of capital	(0.01)	(0.00) [2]	—	(0.12)	(0.06)
Total distributions	(0.35)	(0.25)	(0.25)	(0.31)	(0.36)

Net asset value, end of year	$5.04	$5.28	$6.12	$5.89	$6.19
Total return[3]	2.02%	(9.79)%	8.23%	0.28%[4]	6.84%

Net assets, end of year (millions)	$254	$271	$326	$297	$294

Ratios to average net assets:
Gross expenses	0.93%	0.92%	0.94%	0.97%	1.00%
Net expenses[5,6]	0.93	0.92	0.93	0.97	0.98
Net investment income	6.60	4.12	3.82	4.96	5.54

Portfolio turnover rate	40%	49%	71%	59%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.11% for the year ended July 31, 2020.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	75

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$5.27	$6.12	$5.88	$6.19	$6.14

Income (loss) from operations:
Net investment income	0.30	0.19	0.19	0.25	0.29
Net realized and unrealized gain (loss)	(0.23)	(0.83)	0.25	(0.29)	0.08
Total income (loss) from operations	0.07	(0.64)	0.44	(0.04)	0.37

Less distributions from:
Net investment income	(0.30)	(0.21)	(0.20)	(0.17)	(0.27)
Return of capital	(0.01)	(0.00) [2]	—	(0.10)	(0.05)
Total distributions	(0.31)	(0.21)	(0.20)	(0.27)	(0.32)

Net asset value, end of year	$5.03	$5.27	$6.12	$5.88	$6.19
Total return[3]	1.49%	(10.63)%	7.65%	(0.62)%[4]	6.25%

Net assets, end of year (000s)	$4,028	$4,455	$6,079	$5,975	$6,453

Ratios to average net assets:
Gross expenses	1.65%	1.67%	1.65%	1.70%	1.71%
Net expenses[5,6]	1.65	1.67	1.65	1.70	1.70
Net investment income	5.87	3.36	3.10	4.24	4.82

Portfolio turnover rate	40%	49%	71%	59%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

76	Western Asset Income Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$5.29	$6.13	$5.89	$6.20	$6.15

Income (loss) from operations:
Net investment income	0.31	0.21	0.21	0.28	0.31
Net realized and unrealized gain (loss)	(0.22)	(0.82)	0.25	(0.30)	0.08
Total income (loss) from operations	0.09	(0.61)	0.46	(0.02)	0.39

Less distributions from:
Net investment income	(0.32)	(0.23)	(0.22)	(0.18)	(0.29)
Return of capital	(0.01)	(0.00) [2]	—	(0.11)	(0.05)
Total distributions	(0.33)	(0.23)	(0.22)	(0.29)	(0.34)

Net asset value, end of year	$5.05	$5.29	$6.13	$5.89	$6.20
Total return[3]	1.63%	(10.16)%	7.92%	(0.23)%[4]	6.43%

Net assets, end of year (000s)	$224	$455	$910	$1,361	$2,400

Ratios to average net assets:
Gross expenses	1.34%	1.37%	1.39%	1.34%	1.39%
Net expenses[5,6]	1.34	1.37	1.39	1.34	1.37
Net investment income	6.08	3.64	3.40	4.64	5.12

Portfolio turnover rate	40%	49%	71%	59%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[5]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	77

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$5.31	$6.16	$5.92	$6.23	$6.18

Income (loss) from operations:
Net investment income	0.35	0.26	0.24	0.31	0.35
Net realized and unrealized gain (loss)	(0.23)	(0.84)	0.27	(0.29)	0.08
Total income (loss) from operations	0.12	(0.58)	0.51	0.02	0.43

Less distributions from:
Net investment income	(0.35)	(0.27)	(0.27)	(0.20)	(0.32)
Return of capital	(0.01)	(0.00) [2]	—	(0.13)	(0.06)
Total distributions	(0.36)	(0.27)	(0.27)	(0.33)	(0.38)

Net asset value, end of year	$5.07	$5.31	$6.16	$5.92	$6.23
Total return[3]	2.36%	(9.62)%	8.70%	0.43%[4]	7.33%

Net assets, end of year (millions)	$591	$558	$795	$123	$103

Ratios to average net assets:
Gross expenses	0.63%	0.65%	0.62%	0.69%	0.70%
Net expenses[5,6]	0.63	0.65	0.62	0.68	0.68
Net investment income	6.91	4.37	3.89	5.22	5.79

Portfolio turnover rate	40%	49%	71%	59%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.26% for the year ended July 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

78	Western Asset Income Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class IS Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$5.31	$6.16	$5.92	$6.23	$6.18

Income (loss) from operations:
Net investment income	0.36	0.26	0.25	0.31	0.37
Net realized and unrealized gain (loss)	(0.24)	(0.83)	0.26	(0.28)	0.07
Total income (loss) from operations	0.12	(0.57)	0.51	0.03	0.44

Less distributions from:
Net investment income	(0.36)	(0.28)	(0.27)	(0.21)	(0.33)
Return of capital	(0.01)	(0.00) [2]	—	(0.13)	(0.06)
Total distributions	(0.37)	(0.28)	(0.27)	(0.34)	(0.39)

Net asset value, end of year	$5.06	$5.31	$6.16	$5.92	$6.23
Total return[3]	2.45%	(9.52)%	8.80%	0.53%[4]	7.43%

Net assets, end of year (000s)	$324,613	$328,288	$236,176	$104,169	$44,528

Ratios to average net assets:
Gross expenses	0.54%	0.54%	0.55%	0.59%	0.62%
Net expenses[5,6]	0.54	0.54	0.55	0.58	0.60
Net investment income	6.99	4.58	4.12	5.25	6.08

Portfolio turnover rate	40%	49%	71%	59%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 or greater than $(0.005) per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2023 Annual Report	79

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee

80	Western Asset Income Fund 2023 Annual Report

(the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Income Fund 2023 Annual Report	81

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$526,564,210	—	$526,564,210
Senior Loans:
Consumer Discretionary	—	38,456,602	$7,227,053	45,683,655
Financials	—	31,081,506	8,520,813	39,602,319
Health Care	—	23,719,297	2,880,755	26,600,052
Industrials	—	42,920,968	5,256,931	48,177,899
Information Technology	—	31,359,388	5,415,762	36,775,150
Materials	—	2,133,249	1,197,646	3,330,895
Other Senior Loans	—	16,034,886	—	16,034,886
Collateralized Mortgage Obligations	—	167,518,782	—	167,518,782
Asset-Backed Securities	—	129,880,775	—	129,880,775
Sovereign Bonds	—	37,949,431	—	37,949,431
U.S. Government & Agency Obligations	—	33,451,578	—	33,451,578
Convertible Preferred Stocks	—	—	10,052,339	10,052,339
Convertible Bonds & Notes	—	4,702,129	—	4,702,129
Purchased Options:
Exchange-Traded Purchased Options	$508,245	—	—	508,245
OTC Purchased Options	—	445,675	—	445,675
Mortgage-Backed Securities	—	689,006	—	689,006
Common Stocks:
Energy	346,889	—	—	346,889
Materials	—	—	289,163	289,163
Warrants	—	16,129	—	16,129
Total Long-Term Investments	855,134	1,086,923,611	40,840,462	1,128,619,207
Short-Term Investments†	6,593,603	—	—	6,593,603
Total Investments	$7,448,737	$1,086,923,611	$40,840,462	$1,135,212,810

82	Western Asset Income Fund 2023 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$815,106	—	—	$815,106
Forward Foreign Currency Contracts††	—	$1,121,736	—	1,121,736
Centrally Cleared Interest Rate Swaps††	—	1,182,927	—	1,182,927
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	10,404	—	10,404
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	32,982	—	32,982
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	39,935	—	39,935
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	230,540	—	230,540
Total Other Financial Instruments	$815,106	$2,618,524	—	$3,433,630
Total	$8,263,843	$1,089,542,135	$40,840,462	$1,138,646,440

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$227,430	—	—	$227,430
OTC Written Options	—	$322,845	—	322,845
Futures Contracts††	15,149,981	—	—	15,149,981
Forward Foreign Currency Contracts††	—	354,490	—	354,490
Centrally Cleared Interest Rate Swaps††	—	871,921	—	871,921
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	19,441	—	19,441
Total	$15,377,411	$1,568,697	—	$16,946,108

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

Western Asset Income Fund 2023 Annual Report	83

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2022†		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Financials	$992,083		—	—	$337,917	—
Senior Loans:
Consumer
Discretionary	8,510,314		$16,259	$7,574	146,516	—
Consumer Staples	3,454,700		1,566	(67,946)	90,285	—
Financials	14,842,860		22,752	(423,942)	143,408	$1,388,850
Health Care	1,126,431		9,097	3,365	78,682	2,011,620
Industrials	7,119,374		18,554	(271,249)	219,279	1,129,131
Information Technology	8,375,534		7,454	(430,424)	471,159	2,299,665
Materials	1,213,277		—	—	17,225	186,821
Convertible Preferred Stocks:
Energy	11,337,225		—	—	(1,284,886)	—
Common Stocks:
Materials	0	*	—	—	289,163	0	*
Total	$56,971,798		$75,682	$(1,182,622)	$508,748	$7,016,087

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2023	Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2023[2]
Corporate Bonds & Notes:
Financials	—	—	$(1,330,000)	—	—
Senior Loans:
Consumer Discretionary	$(1,138,420)	—	(315,190)	$7,227,053	$120,147
Consumer Staples	(3,478,605)	—	—	—	—
Financials	(5,132,295)	—	(2,320,820)	8,520,813	(95,862)
Health Care	(348,440)	—	—	2,880,755	77,001
Industrials	(2,958,158)	—	—	5,256,931	170,475
Information Technology	(7,245,783)	$1,943,233	(5,076)	5,415,762	98,369

84	Western Asset Income Fund 2023 Annual Report

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2023	Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2023[2]
Materials	$(219,677)		—	—	$1,197,646	$17,225
Convertible Preferred Stocks:
Energy	—		—	—	10,052,339	(1,284,886)
Common Stocks:
Materials	(0)	*	—	—	289,163	289,163
Total	$(20,521,378)		$1,943,233	$(3,971,086)	$40,840,462	$(608,368)

†	Prior year values have been restated to reflect current classifications.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is

Western Asset Income Fund 2023 Annual Report	85

Notes to financial statements (cont’d)

exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction, or to attempt to enhance the Fund’s return or yield. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2023, the total notional value of all credit default swaps to sell protection was EUR 1,790,000 and $5,930,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Western Asset Income Fund 2023 Annual Report	87

Notes to financial statements (cont’d)

For average notional amounts of swaps held during the year ended July 31, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have

88	Western Asset Income Fund 2023 Annual Report

credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Western Asset Income Fund 2023 Annual Report	89

Notes to financial statements (cont’d)

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2023, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

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Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages,

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Notes to financial statements (cont’d)

collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

92	Western Asset Income Fund 2023 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2023, the Fund held OTC written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $696,776. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At July 31, 2023, the Fund held non-cash collateral from BNP Paribas SA and JPMorgan Chase & Co. Inc. in the amounts of $39,912 and $122,612, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are recorded each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on

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Notes to financial statements (cont’d)

the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of July 31, 2023, there were $20,042 of capital gains tax liabilities accrued on unrealized gains.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

94	Western Asset Income Fund 2023 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.80%, 0.70% and 0.60%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended July 31, 2023, fees waived and/or expenses reimbursed amounted to $16,077, which included an affiliated money market fund waiver of $16,073.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at July 31, 2023, the Fund had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended July 31, 2023, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

Western Asset Income Fund 2023 Annual Report	95

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$15,424	—
CDSCs	256	$12

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$414,253,994	$43,654,061
Sales	416,669,944	7,963,924

At July 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,228,482,655	$5,579,911	$(98,849,756)	$(93,269,845)
Written options	(679,076)	312,566	(183,765)	128,801
Futures contracts	—	815,106	(15,149,981)	(14,334,875)
Forward foreign currency contracts	—	1,121,736	(354,490)	767,246
Swap contracts	218,347	1,490,851	(880,035)	610,816

96	Western Asset Income Fund 2023 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	$150	$161,036	$284,639	$508,095	$953,920
Futures contracts[3]	815,106	—	—	—	815,106
Forward foreign currency contracts	—	1,121,736	—	—	1,121,736
OTC swap contracts[4]	—	—	10,404	—	10,404
Centrally cleared swap contracts[5]	1,182,927	—	303,457	—	1,486,384
Total	$1,998,183	$1,282,772	$598,500	$508,095	$4,387,550

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	—	$322,845	$227,430	$550,275
Futures contracts[3]	$15,149,981	—	—	—	15,149,981
Forward foreign currency contracts	—	$354,490	—	—	354,490
OTC swap contracts[4]	—	—	19,441	—	19,441
Centrally cleared swap contracts[5]	871,921	—	—	—	871,921

Total	$16,021,902	$354,490	$342,286	$227,430	$16,946,108

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Income Fund 2023 Annual Report	97

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(373,880)	$(1,573,785)	$(107,334)	$(5,591,397)	$(7,646,396)
Futures contracts	(29,776,690)	—	—	—	(29,776,690)
Written options	451,084	444,193	227,934	1,136,856	2,260,067
Swap contracts	2,886,493	—	81,103	—	2,967,596
Forward foreign currency contracts	—	(1,613,933)	—	—	(1,613,933)
Total	$(26,812,993)	$(2,743,525)	$201,703	$(4,454,541)	$(33,809,356)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(2,050)	$(54,192)	$145,559	$709,459	$798,776
Futures contracts	(5,101,926)	—	—	—	(5,101,926)
Written options	(21,813)	—	(183,765)	(11,383)	(216,961)
Swap contracts	1,303,092	—	284,824	—	1,587,916
Forward foreign currency contracts	—	(138,467)	—	—	(138,467)
Total	$(3,822,697)	$(192,659)	$246,618	$698,076	$(3,070,662)

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

98	Western Asset Income Fund 2023 Annual Report

During the year ended July 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,581,440
Written options	461,639
Futures contracts (to buy)	975,723,597
Futures contracts (to sell)	128,104,421
Forward foreign currency contracts (to buy)	103,856,013
Forward foreign currency contracts (to sell)	114,727,215

Average Notional Balance
Interest rate swap contracts	$68,888,365
Credit default swap contracts (buy protection)	12,872,036
Credit default swap contracts (sell protection)	13,321,768

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$986,493	$(90,773)	$895,720	$(39,912)	$855,808
Goldman Sachs Group Inc.	1,929	(88,636)	(86,707)	—	(86,707)
JPMorgan Chase & Co.	432,952	(374,330)	58,622	(122,612)	(63,990)
Morgan Stanley & Co. Inc.	156,441	(143,037)	13,404	—	13,404
Total	$1,577,815	$(696,776)	$881,039	$(162,524)	$718,515

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Income Fund 2023 Annual Report	99

Notes to financial statements (cont’d)

For the year ended July 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$641,028	†	$359,653
Class C	39,934		4,450
Class C1	2,322		353
Class I	—		507,269
Class IS	—		2,807
Total	$683,284		$874,532

†	Amount shown is exclusive of expense reimbursements. For the year ended July 31, 2023, the service and/or distribution fees reimbursed amounted to $4 for Class A shares.

For the year ended July 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,734
Class C	57
Class C1	5
Class I	7,854
Class IS	4,427
Total	$16,077

6. Distributions to shareholders by class

	Year Ended July 31, 2023	Year Ended July 31, 2022
Net Investment Income:
Class A	$16,988,869	$13,370,309
Class C	236,293	201,875
Class C1	20,312	22,743
Class I	37,471,102	33,789,246
Class IS	21,586,737	14,566,728
Total	$76,303,313	$61,950,901

Return of Capital:
Class A	$542,986	$76,793
Class C	7,552	1,159
Class C1	649	131
Class I	1,197,624	194,071
Class IS	689,940	83,665
Total	$2,438,751	$355,819

7. Shares of beneficial interest

At July 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple

100	Western Asset Income Fund 2023 Annual Report

classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2023		Year Ended July 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,226,744	$21,422,962	6,207,460	$36,370,376
Shares issued on reinvestment	3,425,017	17,286,656	2,300,201	13,193,748
Shares repurchased	(8,550,220)	(43,346,894)	(10,377,094)	(60,113,390)
Net decrease	(898,459)	$(4,637,276)	(1,869,433)	$(10,549,266)

Class C
Shares sold	168,971	$858,760	129,213	$763,623
Shares issued on reinvestment	48,289	243,430	34,304	196,616
Shares repurchased	(261,378)	(1,327,041)	(312,618)	(1,773,938)
Net decrease	(44,118)	$(224,851)	(149,101)	$(813,699)

Class C1
Shares sold	4,369	$22,176	4,155	$24,296
Shares issued on reinvestment	4,143	20,961	3,925	22,637
Shares repurchased	(50,116)	(255,711)	(70,620)	(421,030)
Net decrease	(41,604)	$(212,574)	(62,540)	$(374,097)

Class I
Shares sold	22,686,779	$115,505,266	16,134,297	$94,824,246
Shares issued on reinvestment	7,230,404	36,707,941	5,482,009	31,690,543
Shares repurchased	(18,225,630)	(92,651,001)	(45,646,673)	(255,324,705)
Net increase (decrease)	11,691,553	$59,562,206	(24,030,367)	$(128,809,916)

Class IS
Shares sold	10,576,563	$54,100,399	31,280,754	$187,761,752
Shares issued on reinvestment	2,532,217	12,849,049	1,573,238	9,020,754
Shares repurchased	(10,839,767)	(55,505,057)	(9,369,445)	(54,334,197)
Net increase	2,269,013	$11,444,391	23,484,547	$142,448,309

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all

Western Asset Income Fund 2023 Annual Report	101

Notes to financial statements (cont’d)

or some portion of the year ended July 31, 2023. The following transactions were effected in such companies for the year ended July 31, 2023.

	Affiliate Value at	Purchased		Sold
	July 31, 2022	Cost	Shares/ Face amount	Proceeds	Shares/ Face amount
Benefit Street Partners CLO Ltd., 2014-IVA CRRR	$359,055	—	—	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	10,654,632	$351,572,673	351,572,673	$355,633,702	355,633,702
	$11,013,687	$351,572,673		$355,633,702

(cont’d)	Realized Gain (Loss)	Interest/ Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2023
Benefit Street Partners CLO Ltd., 2014-IVA CRRR	—	$31,402	$24,109	$383,164
Western Asset Premier Institutional Government Reserves, Premium Shares	—	775,839	—	6,593,603
	—	$807,241	$24,109	$6,976,767

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended July 31, 2023.

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10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$76,303,313	$61,950,901
Tax return of capital	2,438,751	355,819
Total distributions paid	$78,742,064	$62,306,720

As of July 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(194,009,257)
Other book/tax temporary differences(a)	12,355,531
Unrealized appreciation (depreciation)(b)	(106,317,015)
Total distributable earnings (loss) — net	$(287,970,741)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on futures, options and foreign currency contracts, the difference between cash and accrual basis distributions paid, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities; book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matter

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K.

Western Asset Income Fund 2023 Annual Report	103

Notes to financial statements (cont’d)

Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative references rates have been established in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various industry groups are in the process of facilitating the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

104	Western Asset Income Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 20, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Income Fund 2023 Annual Report	105

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Management Agreement between the Trust and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML”) with respect to the Fund, (iii) a subadvisory agreement between LMPFA and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) with respect to the Fund, and (iv) a subadvisory agreement between LMPFA and Western Asset Management Company Ltd in Japan with respect to the Fund (“Western Japan,” and together with Western Singapore, and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 27, 2023. At an in-person meeting held on May 15, 2023, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements between LMPFA and the Non-U.S. Subadvisers.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they

106	Western Asset Income Fund

recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

As part of their review, the Trustees examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Trustees also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the 1-, 3-, 5- and 10-year periods ended December 31, 2022. The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as retail and institutional multi-sector income funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended December 31, 2022 was

Western Asset Income Fund	107

Board approval of management and subadvisory agreements (unaudited) (cont’d)

below the median. The Board noted that the Fund’s performance exceeded the performance of its benchmark index for the 1-, 3- and 10-year periods ended December 31, 2022 and was approximately equal to the performance of its benchmark index for the 5-year period.

The Trustees also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional multi-sector income funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and its Actual Management Fee was at the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2024.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee was below the median and its Actual Management Fee was at the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The

108	Western Asset Income Fund

foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Income Fund	109

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

110	Western Asset Income Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset Income Fund	111

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	None

112	Western Asset Income Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

Western Asset Income Fund	113

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

114	Western Asset Income Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	50
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 125 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason &Co., LLC (“Legg Mason &Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	125
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason &Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason &Co. (2005 to 2020)

Western Asset Income Fund	115

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason &Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason &Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason &Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason &Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason &Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason &Co. (2005 to 2020)

116	Western Asset Income Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Income Fund	117

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

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Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended July 31, 2023:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$117,896
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$117,896
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$33,728,995
Section 163(j) Interest Earned	§163(j)	$59,662,919
Interest Earned from Federal Obligations	Note (1)	$362,190

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Income Fund	119

Western Asset

Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at
 (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD01184 09/23 SR23-4728

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2022 and July 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,336 in July 31, 2022 and $134,336 in July 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2022 and $0 in July 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $29,750 in July 31, 2022 and $29,750 in July 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2022 and $0 in July 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $343,489 in July 31, 2022 and $350,359 in July 31, 2023.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 26, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 26, 2023